File Nos. 333-34474
                                                                      811-09891
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

      Pre-Effective Amendment No.                                       [__]


      Post-Effective Amendment No. 17                                   [X]
                                          and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]


      Amendment No. 17                                                  [X]


                       (Check appropriate box or boxes.)

                       DREYFUS PREMIER OPPORTUNITY FUNDS
              (Exact Name of Registrant as Specified in Charter)

                          c/o The Dreyfus Corporation
                   200 Park Avenue, New York, New York 10166
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's Telephone Number, including Area Code: (212) 922-6000

                             Mark N. Jacobs, Esq.
                                200 Park Avenue
                           New York, New York 10166
                    (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)


      ____ immediately upon filing pursuant to paragraph (b)


        X  on September 1, 2003 pursuant to paragraph (b)
      -----


      ____ 60 days after filing pursuant to paragraph (a)(1)

      ____ on     (DATE)      pursuant to paragraph (a)(1)
              ---------------

      ____ 75 days after filing pursuant to paragraph (a)(2)

      ____ on     (DATE)      pursuant to paragraph (a)(2) of Rule 485
              ---------------

If appropriate, check the following box:


      ____ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



September 1, 2003

DREYFUS PREMIER NEXTECH FUND

SUPPLEMENT TO PROSPECTUS
DATED SEPTEMBER 1, 2003

      At a special meeting of fund shareholders to be held on or about September 18, 2003, holders of fund shares as of July 7, 2003 (the "Record Date") will vote on a proposal to transfer the fund's assets to Dreyfus Premier Technology Growth Fund (the "Acquiring Fund") in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the fund's liabilities, with such shares of the Acquiring Fund to be distributed pro rata to fund shareholders in liquidation of the fund (the "Reorganization").

      If approved by shareholders, the Reorganization will become effective on or about September 26, 2003.

      The fund currently is closed to any investments for new accounts in anticipation of the Reorganization. Subsequent investments in fund shares on behalf of existing shareholder accounts are permitted up to the time of the Reorganization.

      A Prospectus/Proxy Statement with respect to the proposed Reorganization was mailed to fund shareholders as of the Record Date. The Prospectus/Proxy Statement describes the Acquiring Fund and the proposed Reorganization. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.

                                                            505s0903






DREYFUS PREMIER
NEXTECH FUND

Seeks capital appreciation by
investing in technology companies


PROSPECTUS September 1, 2003



[DREYFUS LOGO]


                                        YOU, YOUR ADVISOR AND
                                        DREYFUS
                                        A MELLON FINANCIAL COMPANY (SM)


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.





CONTENTS

The Fund
-----------------------------------------------

Goal/Approach                               1

Main Risks                                  2

Past Performance                            4

Expenses                                    5

Management                                  6

Financial Highlights                        8

Your Investment
-----------------------------------------------

Account Policies                           10

Distributions and Taxes                    14

Services for Fund Investors                15

Instructions for Regular Accounts          16


Instructions for IRAs                      18


For More Information
-----------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.


THE FUND IS CURRENTLY CLOSED TO NEW INVESTORS.


                                               Dreyfus Premier NexTech Fund
                                          ---------------------------------
                                             Ticker Symbols  CLASS A: DPNAX
                                                             CLASS B: DPNBX
                                                             CLASS C: DPNCX
                                                             CLASS T: DPNTX

THE FUND

GOAL/APPROACH


The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in the stocks of growth companies that Dreyfus believes are or have the potential to become leading producers or beneficiaries of technological innovation. Up to 25% of the fund's assets may be invested in foreign securities. The fund's stock investments may include common stocks, preferred stocks and convertible securities.


In choosing investments, the fund looks for emerging sectors in technology that Dreyfus believes will outperform on a relative scale. The sectors that Dreyfus believes to be most attractive will be overweighted. Among the sectors Dreyfus currently evaluates are Internet products or services (so-called e-commerce), optical communications components, wired and wireless communications services, equipment and component suppliers, storage devices and networks, computer hardware and software, semiconductors, medical devices and biotechnology. In addition, the fund anticipates that it will invest in new technologies as they are discovered or introduced.

The fund looks for technology companies with the potential for strong earnings growth rates, although some of the fund's investments may be in companies that are experiencing losses. The fund has no restrictions on the size of a company in which it can invest. The fund may invest a substantial amount of its assets in the securities of small- and mid-cap companies. The fund may invest frequently in securities of companies in their initial public offerings (IPOs). Some companies whose shares are purchased during an IPO will be sold shortly after their purchase. The fund also may invest up to 10% of its assets in private equity securities, such as securities of privately owned technology companies that plan to conduct an IPO (so-called venture stage companies). As part of its investment in venture stage companies, the fund may invest in private investment funds that invest primarily in venture stage companies.



The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a
possible   market   decline   in   the   value  of  its  portfolio  securities.

Concepts to understand

SMALL AND MIDSIZE COMPANIES: new and often entrepreneurial companies. These companies tend to grow faster than large-cap companies and typically use any profits for expansion rather than for paying dividends. They are also more volatile than larger companies and fail more often.


GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively higher price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.


INITIAL PUBLIC OFFERING (IPO): a company's first offering of stock to the public.

                                                               The Fund 1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

o MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

o TECHNOLOGY SECTOR RISK. The technology sector has been among the most volatile sectors of the stock market. Because the fund's investments are concentrated in the technology sector, its performance will be affected by developments in that sector.

o ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.


o TECHNOLOGY COMPANY RISK. Technology companies, especially small-cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of tech stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.


o SMALLER COMPANY RISK. The risks associated with technology companies are magnified in the case of small-cap technology companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.

o GROWTH STOCK RISK. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

o FOREIGN INVESTMENT RISK. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility

o IPO RISK. The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

o VENTURE STAGE COMPANY RISK. Venture stage companies represent highly speculative investments by the fund. There will be no public market for the shares of a venture stage company at the time of the fund's investment, and there can be no assurance that a planned IPO will ever be completed. Investments in venture stage funds will require the fund to pay management and/or performance fees to the managers of such funds, which will reduce returns to the fund and its shareholders.

o LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the fund's gains or losses.

o DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to
     stocks,  indexes,   foreign  currencies  and  interest  rates).  A  small
     investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

o SHORT SALE RISK. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.


o NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.


The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.




The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

The fund has agreed to pay its investment adviser a performance fee based on the fund's performance compared to that of the NASDAQ Composite Index. As described below, the fund could pay the maximum management fee even though both the fund's share price and the index decline.

                                                               The Fund 3
PAST PERFORMANCE


The bar chart and table shown illustrate some of the risks of investing in the fund. The bar chart shows the fund's Class A performance from year to year.
Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each of the fund's share classes to those of the NASDAQ Composite Index, a widely recognized, market-value weighted index. The returns shown in the table reflect any applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as individual retirement accounts.
--------------------------------------------------------------------------------


Year-by-year total returns AS OF 12/31 EACH YEAR (%)
CLASS A SHARES



                                                                 -39.20  -42.92
93      94      95       96      97      98      99      00      01      02


BEST QUARTER:                    Q4 '01                     +47.13%

WORST QUARTER:                   Q1 '01                     -40.07%


THE YEAR-TO-DATE TOTAL RETURN FOR THE FUND'S CLASS A SHARES AS OF 6/30/03 WAS 19.78%.

Average annual total returns AS OF 12/31/02


                                                                   Since
                                                                 inception
Share class                                  1 Year              (6/26/00)
--------------------------------------------------------------------------------


CLASS A
RETURNS BEFORE TAXES                            -46.23%              -46.20%

CLASS A RETURNS AFTER TAXES
ON DISTRIBUTIONS                                -46.23%              -46.20%

CLASS A RETURNS AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                             -28.38%              -32.77%

CLASS B
RETURNS BEFORE TAXES                            -45.51%              -45.98%

CLASS C
RETURNS BEFORE TAXES                            -43.81%              -45.32%

CLASS T
RETURNS BEFORE TAXES                            -45.67%              -46.08%

NASDAQ COMPOSITE INDEX REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                         -31.23%               -35.03%*


* FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 6/30/00 IS USED AS THE BEGINNING VALUE ON 6/26/00.

What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.



EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                                              CLASS A        CLASS B        CLASS C        CLASS T
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                                        5.75           NONE           NONE           4.50

Maximum contingent deferred sales charge (CDSC)
AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                             NONE*          4.00           1.00            NONE*
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS


Management fees**                                                                .50            .50            .50            .50

Rule 12b-1 fee                                                                  NONE            .75            .75            .25

Shareholder services fee                                                         .25            .25            .25            .25

Other expenses                                                                  1.11           1.14           1.22           1.25
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                           1.86           2.64           2.72           2.25



* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE OR, FOR CLASS A, THROUGH A "WRAP ACCOUNT" OR SIMILAR PROGRAM, AS DESCRIBED IN THE STATEMENT OF ADDITIONAL INFORMATION, MAY BE CHARGED A CDSC OF 1% IF SOLD WITHIN ONE YEAR.

** THE BASIC MANAGEMENT FEE IS 1.50% BUT, BEGINNING JULY 1, 2001, IT MAY VARY FROM 0.50% TO 2.50% DEPENDING ON THE FUND'S PERFORMANCE COMPARED TO THE NASDAQ COMPOSITE INDEX. THE FEE SET FORTH IN THE FEE TABLE REPRESENTS THE ACTUAL MANAGEMENT FEE PAID BY THE FUND FOR THE PAST FISCAL YEAR.



Expense example

                                              1 Year               3 Years             5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                       $753                 $1,126              $1,523              $2,629

CLASS B
WITH REDEMPTION                               $667                 $1,120              $1,600              $2,611***
WITHOUT REDEMPTION                            $267                 $820                $1,400              $2,611***

CLASS C
WITH REDEMPTION                               $375                 $844                $1,440              $3,051
WITHOUT REDEMPTION                            $275                 $844                $1,440              $3,051

CLASS T                                       $668                 $1,122              $1,601              $2,919




*** ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.

Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.

OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.

                                                               The Fund 5


MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $173 billion in over 200 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.1 trillion of assets under management, administration or custody, including approximately $612 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


The fund has agreed to pay Dreyfus a performance-based fee, so that if the fund's performance is greater than that of the NASDAQ Composite Index (the NASDAQ) Dreyfus earns more, and if it is less than that of the NASDAQ Dreyfus earns less. For the first year after the fund began its operations, the fee was fixed at 1.50% (the basic fee) and did not have a performance adjustment. Beginning July 1, 2001, if the performance of the class of shares expected to bear the highest total fund operating expenses (the measuring class) exceeds the NASDAQ, Dreyfus will get paid up to 1% more each year (and could get paid up to 1% less if performance lags). The minimum annual management fee payable to Dreyfus is 0.50% of the fund's average daily net assets. The table below shows what the adjustments could be.



             PERCENTAGE-POINT DIFFERENCE*
                BETWEEN PERFORMANCE OF
              THE MEASURING CLASS SHARES                          ADJUSTMENT TO  ANNUAL FEE RATE
                   AND THE NASDAQ**                              1.50% BASIC FEE                          AS ADJUSTED
------------------------------------------------------------------------------------------------------------------------------------

                           +8                                          +1.00%                                 2.50%

                           +7                                          +.875%                                2.375%

                           +6                                           +.75%                                 2.25%

                           +5                                          +.625%                                2.125%

                           +4                                           +.50%                                 2.00%

                           +3                                          +.375%                                1.875%

                           +2                                           +.25%                                 1.75%

                           +1                                          +.125%                                1.625%

                            0                                               0                                 1.50%

                          --1                                         --.125%                                1.375%

                          --2                                          --.25%                                 1.25%

                          --3                                         --.375%                                1.125%

                          --4                                          --.50%                                 1.00%

                          --5                                         --.625%                                 .875%

                          --6                                          --.75%                                  .75%

                          --7                                         --.875%                                 .625%

                          --8                                         --1.00%                                  .50%

*    FRACTIONS OF A  PERCENTAGE  POINT WILL BE ROUNDED TO THE NEARER WHOLE POINT
     (TO THE HIGHER WHOLE POINT IF EXACTLY ONE-HALF).


**   MEASURED OVER THE PERFORMANCE  PERIOD,  WHICH,  BEGINNING JULY 1, 2001, WAS
     THE  PERIOD  FROM  JULY  1,  2000 TO JUNE  30,  2003,  AT  WHICH  TIME  THE
     PERFORMANCE  PERIOD BECAME A ROLLING  36-MONTH  PERIOD ENDING WITH THE MOST
     RECENT  CALENDAR MONTH.  DURING THE FIRST TWELVE MONTHS OF OPERATIONS,  THE
     FUND PAID  DREYFUS THE BASIC FEE OF 1.50% OF THE FUND'S  AVERAGE  DAILY NET
     ASSETS WITH NO PERFORMANCE ADJUSTMENT.





Since the adjustment to the basic fee is based on the comparative performance of the measuring class shares against the NASDAQ, the controlling factor is not whether the performance of the measuring class shares is up or down, but whether that performance is up or down more than or less than that of the NASDAQ. In addition, the relative performance of the measuring class shares against the NASDAQ is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.


For the past fiscal year, the fund paid Dreyfus a management fee at the effective annual rate of 0.50% of the fund's average daily net assets.


Mark Herskovitz has been the fund's primary portfolio manager since the fund's inception. He has been employed by Dreyfus since 1996.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

Concepts to understand

NASDAQ COMPOSITE INDEX: measures the performance of all NASDAQ stocks listed on the NASDAQ Stock Market, Inc. It is a broad-based, market-value weighted index and includes approximately 5,000 U.S. and foreign companies.

                                                               The Fund 7


FINANCIAL HIGHLIGHTS

The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.



                                                                                                    YEAR ENDED APRIL 30,


 CLASS A                                                                                      2003        2002        2001(1)
-------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                                         4.14        5.94        12.50

 Investment operations:  Investment (loss) -- net(2)                                          (.04)       (.05)        (.06)

                         Net realized and unrealized gain (loss) on investments              (1.21)      (1.75)       (6.50)

 Total from investment operations                                                            (1.25)      (1.80)       (6.56)

 Net asset value, end of period                                                               2.89        4.14         5.94

 Total Return (%)(3)                                                                        (29.95)     (30.19)      (52.56)(4)
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of operating expenses to average net assets                                            1.86        1.61         1.72(4)

 Ratio of interest expense and dividends on securities sold short
 to average net assets                                                                        .00(5)      .00(5)          --

 Ratio of net investment (loss) to average net assets                                       (1.42)       (.99)         (.62)(4)

 Portfolio turnover rate                                                                   100.86      117.64        374.55(4)
-----------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                     15,368      29,962        64,380


(1)  FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

(4)  NOT ANNUALIZED.


(5)  AMOUNT REPRESENTS LESS THAN .01%.


                                                                                                YEAR ENDED APRIL 30,


 CLASS B                                                                                    2003        2002        2001(1)
----------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                                         4.08        5.89        12.50

 Investment operations:  Investment (loss) -- net(2)                                          (.06)       (.08)        (.13)

                         Net realized and unrealized gain (loss) on investments              (1.19)      (1.73)       (6.48)

 Total from investment operations                                                            (1.25)      (1.81)       (6.61)

 Net asset value, end of period                                                               2.83        4.08         5.89

 Total Return (%)(3)                                                                        (30.39)     (30.73)      (52.88)(4)
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of operating expenses to average net assets                                            2.64        2.35        2.37(4)

 Ratio of interest expense and dividends on securities sold short
 to average net assets                                                                         .00(5)      .00(5)       --

 Ratio of net investment (loss) to average net assets                                        (2.20)      (1.73)      (1.28)(4)

 Portfolio turnover rate                                                                    100.86      117.64      374.55(4)
----------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                      22,434      41,969      71,381


(1)  FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

(4)  NOT ANNUALIZED.


(5)  AMOUNT REPRESENTS LESS THAN .01%.





                                                                                                    YEAR ENDED APRIL 30,


 CLASS C                                                                                      2003        2002        2001(1)
-------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                                          4.08         5.90        12.50

 Investment operations:  Investment (loss) -- net(2)                                           (.07)        (.08)        (.13)

                         Net realized and unrealized gain (loss) on investments               (1.18)       (1.74)       (6.47)

 Total from investment operations                                                             (1.25)       (1.82)       (6.60)

 Net asset value, end of period                                                                2.83         4.08         5.90

 Total Return (%)(3)                                                                         (30.39)      (30.73)      (52.88)(4)
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of operating expenses to average net assets                                             2.72         2.36         2.37(4)

 Ratio of interest expense and dividends on securities sold short
 to average net assets                                                                          .00(5)       .00(5)        --

 Ratio of net investment (loss) to average net assets                                         (2.27)       (1.74)       (1.29)(4)

 Portfolio turnover rate                                                                     100.86       117.64       374.55(4)
----------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                        7,522       14,599       26,805


(1)  FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

(4)  NOT ANNUALIZED.


(5)  AMOUNT REPRESENTS LESS THAN .01%.


                                                                                                    YEAR ENDED APRIL 30,


 CLASS T                                                                                       2003        2002        2001(1)
----------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                                            4.12        5.93        12.50

 Investment operations:  Investment (loss) -- net(2)                                             (.05)       (.06)        (.09)

                         Net realized and unrealized gain (loss) on investments                 (1.20)      (1.75)       (6.48)

 Total from investment operations                                                               (1.25)      (1.81)       (6.57)

 Net asset value, end of period                                                                  2.87        4.12         5.93

 Total Return (%)(3)                                                                           (30.10)     (30.52)      (52.56)(4)
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of operating expenses to average net assets                                               2.25        1.93         1.97(4)

 Ratio of interest expense and dividends on securities sold short
 to average net assets                                                                            .00(5)      .00(5)        --

 Ratio of net investment (loss) to average net assets                                          (1.79)       (1.32)        (.88)(4)

 Portfolio turnover rate                                                                      100.86       117.64       374.55(4)
--------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                         1,168        2,293        3,775


(1)  FROM JUNE 26, 2000 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2001.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  EXCLUSIVE OF SALES CHARGE.

(4)  NOT ANNUALIZED.


(5)  AMOUNT REPRESENTS LESS THAN .01%.


                                                               The Fund 9




                                                                YOUR INVESTMENT

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

o CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares,want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.


o CLASS B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.

o CLASS C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.


o CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a shorter-term investment horizon. Because
     Class A has lower expenses than Class T, if you invest $1 million or more in the fund, you should consider buying Class A shares.

Your financial representative can help you choose the share class that is appropriate for you.

Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: lets you add to the amount of your next Class A or Class T investment for purposes of calculating the sales charge the value of any shares you own in this fund or in certain other funds advised by Dreyfus or Founders Asset Management LLC (Founders), an affiliate of Dreyfus, that are subject to a sales load.

REFER TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR CONSULT YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.



SHARE CLASS CHARGES

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge, or you may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see if this may apply to you.

--------------------------------------------------------------------------------

Sales charges



CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                     Sales charge                               Sales charge
                                                     deducted as a %                            as a % of your
Your investment                                      of offering price                          net investment
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class               Class                  Class               Class
                                                     A                   T                      A                   T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%               4.50%                  6.10%               4.70%

$50,000 -- $99,999                                   4.50%               4.00%                  4.70%               4.20%

$100,000 -- $249,999                                 3.50%               3.00%                  3.60%               3.10%

$250,000 -- $499,999                                 2.50%               2.00%                  2.60%               2.00%

$500,000 -- $999,999                                 2.00%               1.50%                  2.00%               1.50%

$1 million or more*                                  0.00%               0.00%                  0.00%               0.00%

*    A 1.00% CDSC may be charged on any shares  sold within one year of purchase
     (except shares bought through dividend reinvestment).  In addition, a 1.00%
     CDSC may be charged on Class A shares purchased without an initial sales charge through a "wrap account" or similar program and sold within one year of purchase.



Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are generally valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when fund shareholders cannot buy or sell fund shares.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5: 15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $10,000            $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION SAVINGS                  $500               NO MINIMUM
ACCOUNTS                                              AFTER THE FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B and C are offered at NAV, but generally are subject to higher annual operating expenses and a CDSC.

                                                       Your Investment 11


ACCOUNT POLICIES (CONTINUED)

SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares


o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

Limitations on selling shares by phone or online

Proceeds                    Minimum                   Maximum
sent by                     phone/online              phone/online
--------------------------------------------------------------------------------


CHECK*                      NO MINIMUM                $250,000 PER DAY


WIRE                        $1,000                    $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

DREYFUS                     $500                      $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

o    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.


GENERAL POLICIES


UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.


THE FUND RESERVES THE RIGHT TO:

o refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

o refuse any purchase or exchange request in excess of 1% of the fund's total assets

o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

o    change its minimum investment amounts

o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

SMALL ACCOUNT POLICIES

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

                                                       Your Investment 13



DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions. The fund normally pays dividends and capital gains distributions annually. Fund dividends and capital gains will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.



SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more
information   on   the   availability   of   these   services  and  privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will  be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


DREYFUS TELETRANSFER PRIVILEGE


TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contact your financial representative.


REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

                                                       Your Investment 15


INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT                           TO ADD TO AN ACCOUNT                               TO SELL SHARES

----------- In Writing--------------------------------------------------------------------------------------------------------------
   Complete the application.               Fill out an investment slip, and write your          Write a letter of instruction that
                                           account number on your check.                        includes:
   Mail your application and a check to:                                                        * your name(s) and signature(s)
   Name of Fund                            Mail the slip and the check to:                      * your account number
                                                                                                * the fund name
                                                                                                * the dollar amount you want to sell


   P.O. Box 55268, Boston, MA 02205-8502   Name of Fund P.O. Box 55268, Boston, MA 02205-8502   * the share class
                                           Boston, MA 02205-8502                                * how and where to send the proceeds

                                                                                                Obtain a signature guarantee or
   Attn: Institutional Processing          Attn: Institutional Processing                       other documentation, if required
                                                                                                (see "Account Policies -- Selling
                                                                                                shares").

                                                                                                Mail your request to:
                                                                                                The Dreyfus Family of Funds

                                                                                                P.O. Box 55268, Boston, MA

                                                                                                02205-8502 Attn: Institutional
                                                                                                Processing


---------- By Telephone-------------------------------------------------------------------------------------------------------------

WIRE  Have your bank send your              WIRE  Have your bank send your                      WIRE  Call us or your financial
investment to The Bank of New York,         investment to The Bank of New York,                 representative to request your
with these instructions:                    with these instructions:                            transaction. Be sure the fund
   * ABA# 021000018                         * ABA# 021000018                                    has your bank account information
   * DDA# 8900404116                        * DDA# 8900404116                                   on file. Proceeds will be wired
   * the fund name                          * the fund name                                     to your bank.
   * the share class                        * the share class
   * your Social Security or tax ID number  * your account number                               DREYFUS TELETRANSFER  Call us or
   * name(s) of investor(s)                 * name(s) of investor(s)                            your financial representative to
   * dealer number if applicable            * dealer number if applicable                       request your transaction. Be
                                                                                                sure the fund has your bank
Call us to obtain an account number.                                                            account information on file.

Return your application with the account    ELECTRONIC CHECK  Same as wire, but insert          Proceeds will be sent to your
number on the application.                  "111" before your 14-digit account number.          bank by electronic check.


                                                                                                CHECK  Call us or your financial
                                            DREYFUS TELETRANSFER  Request Dreyfus               representative to request your
                                            TeleTransfer on your application. Call us           transaction. A check will be
                                            to request your transaction.                        sent to the address of record.



To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.



INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT                    TO ADD TO AN ACCOUNT                        TO SELL SHARES


----------- Online (www.dreyfus.com)------------------------------------------------------------------------------------------------

                   --------              DREYFUS TELETRANSFER  Request Dreyfus       WIRE  Visit the Dreyfus Web site to
                                         TeleTransfer on your application. Visit     request your transaction. Be sure
                                         the Dreyfus Web site to request             the fund has your bank account
                                         your transaction.                           information on file. Proceeds
                                                                                     will be wired to your bank.

                                                                                     DREYFUS TELETRANSFER  Visit the Dreyfus
                                                                                     Web site to request your transaction. Be
                                                                                     sure the fund has your bank account
                                                                                     information on file. Proceeds will be sent
                                                                                     to your bank by electronic check.

                                                                                     CHECK  Visit the Dreyfus Web site to
                                                                                     request your transaction. A check will be
                                                                                     sent to the address of record.


------------------------------------------------------------------------------------------------------------------------------------

            Automatically

WITH AN INITIAL INVESTMENT  Indicate    ALL SERVICES  Call us or your financial      DREYFUS AUTOMATIC WITHDRAWAL PLAN  Call
on your application which automatic     representative to request a form to add      us or your financial representative to
service(s) you want. Return your        any automatic investing service (see         request a form to add the plan. Complete
application with your investment.       "Services for Fund Investors"). Complete     the form,  specifying the amount and
                                        and return the form along with any           frequency of withdrawals you would like.
                                        other required materials.
                                                                                     Be sure to maintain an account balance
                                                                                     of $5,000 or more.




                                                       Your Investment       17



INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT                         TO ADD TO AN ACCOUNT                      TO SELL SHARES

----------- In Writing--------------------------------------------------------------------------------------------------------------
Complete an IRA application, making sure      Fill out an investment slip, and write      Write a letter of instruction that
to specify the fund name and to               your account number on your check.          includes:
indicate the year the contribution is for.    Indicate the year the contribution is for.  * your name and signature
                                                                                          * your account number and fund name
Mail your application and a check to:         Mail the slip and the check to:             * the share class
The Dreyfus Trust Company, Custodian          The Dreyfus Trust Company, Custodian        * the dollar amount you want to sell

P.O. Box 55552, Boston, MA 02205-8568         P.O. Box 55552, Boston, MA 02205-8568       * how and where to send the proceeds

Attn: Institutional Processing                Attn: Institutional Processing              * whether the distribution is qualified
                                                                                            or premature
                                                                                          * whether the 10% TEFRA should be withheld

                                                                                          Obtain a signature guarantee or other
                                                                                          documentation, if required (see "Account
                                                                                          Policies -- Selling shares").

                                                                                          Mail your request to:
                                                                                          The Dreyfus Trust Company

                                                                                          P.O. Box 55552, Boston, MA 02205-8568

                                                                                          Attn: Institutional Processing


---------- By Telephone-------------------------------------------------------------------------------------------------------------

             -----------                     WIRE  Have your bank send your                       ---------
                                             investment to The Bank of New York,
                                             with these instructions:
                                             * ABA# 021000018
                                             * DDA# 8900404116
                                             * the fund name
                                             * the share class * your account number
                                             * name of investor
                                             * the contribution year
                                             * dealer number if applicable


                                             ELECTRONIC CHECK  Same as wire, but insert
                                             "111" before your 14-digit account number.




           Automatically

              ------------                  ALL SERVICES  Call us or your financial        SYSTEMATIC WITHDRAWAL PLAN  Call us
                                            representative to request a form to add        to request instructions to establish the
                                            any automatic investing service (see           plan.
                                            "Services for Fund Investors"). Complete
                                            and return the form along with any
                                            other required materials. All contributions
                                            will count as current year.






For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.





NOTES

NOTES

NOTES

                                                          FOR MORE INFORMATION

DREYFUS PREMIER NEXTECH FUND
A series of Dreyfus Premier Opportunity Funds
-------------------------------------
SEC file number:  811-9891

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from: http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2003 Dreyfus Service Corporation                           505P0903NA

DREYFUS PREMIER
HEALTH CARE FUND

Seeks long-term capital appreciation by
investing in companies in the health
care sectors


PROSPECTUS September 1, 2003



[DREYFUS LOGO]




                                                 YOU, YOUR ADVISOR AND
                                                 DREYFUS
                                                 A MELLON FINANCIAL COMPANY (SM)


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.





CONTENTS

The Fund
------------------------------------------------------

Goal/Approach                                      1

Main Risks                                         2

Past Performance                                   4

Expenses                                           5

Management                                         6

Financial Highlights                               7

Your Investment
------------------------------------------------------


Account Policies                                   9

Distributions and Taxes                           13

Services for Fund Investors                       14

Instructions for Regular Accounts                 15

Instructions for IRAs                             17


For More Information
------------------------------------------------------

INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.


                                           DREYFUS PREMIER HEALTH CARE FUND
                                         ----------------------------------

                                    Ticker Symbols  CLASS A: DHCAX
                                                    CLASS B: DHCBX
                                                    CLASS C: DHCCX
                                                    CLASS R: DHCRX
                                                    CLASS T: DHCTX


THE FUND

GOAL/APPROACH

The fund seeks long-term capital appreciation. To pursue this goal, the fund normally invests at least 80% of its assets in stocks of companies in the health care and health care related sectors. These companies may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, personal care or cosmetics; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of health care facilities. There are no prescribed limits on the weightings of securities in any particular health care sector or in any individual company, and the fund may invest in companies of any market capitalization. Although the fund normally will invest in common stocks of U.S.-based companies, it may invest up to 35% of its total assets in foreign securities. The fund's stock investments may include common stocks, preferred stocks and convertible securities, including to a limited extent those purchased in initial public offerings (IPOs).

In choosing stocks, the fund first analyzes the health care sectors, focusing on trends affecting health care spending as well as changes in government regulation, technology, products and services. Based on this analysis, the fund may overweight or underweight certain health care sectors. Using fundamental analysis, the fund then seeks companies within these sectors that have strong industry positions in major product lines, attractive valuations and the potential to achieve predictable, above-average earnings or revenue growth. The fund may invest in companies offering innovative or new products or services. The fund will invest in a combination of growth and value stocks, and typically will maintain exposure to the major health care sectors.

The fund typically sells a stock when the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance.

The fund may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in an underlying asset, to increase returns, or as part of a hedging strategy. The fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

Concepts to understand

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively higher price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

VALUE COMPANIES: companies that appear undervalued in terms of price relative to other financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price-to-book ratios). Because a stock can remain undervalued for years, value investors often look for factors that could trigger a rise in price.

                                                               The Fund 1

MAIN RISKS

The fund's principal risks are discussed below. The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

o HEALTH CARE SECTOR RISK. Because the fund's investments are concentrated in the health care and related sectors, the value of its shares will be affected by factors particular to those sectors and may fluctuate more widely than that of a fund which invests in a broad range of industries. Health care companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the health care company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, some of these companies are relatively small and have thinly traded securities, may not yet offer products or may offer a single product, and may have persistent losses during a new product's transition from development to production, or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

     Securities of companies within specific health care sectors can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment, or to changes in investor perceptions regarding a sector. Because the fund may allocate relatively more assets to certain health care sectors than others, the fund's performance may be more sensitive to developments which affect those sectors emphasized by the fund.

o MARKET RISK. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

o ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services.

o GROWTH AND VALUE STOCK RISK. By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the stock's intrinsic worth or the manager misgauged that worth. They also may decline in price, even though in theory they are already undervalued.

o FOREIGN INVESTMENT RISK. To the extent the fund invests in foreign securities, its performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund's volatility.


o SMALLER COMPANY RISK. Small and midsize companies carry additional risks because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. These companies may have limited product lines, markets or financial resources, or may depend on a limited management group. Some of the fund's investments will rise and fall based on investor perception rather than economic factors. Other investments, including special situations, are made in anticipation of future products and services or events whose delay or cancellation could cause the stock price to drop.

o IPO RISK. The fund may purchase securities of companies in IPOs. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

o LEVERAGING RISK. The use of leverage, such as borrowing money to purchase securities, engaging in reverse repurchase agreements, lending portfolio securities and engaging in forward commitment transactions, will magnify the fund's gains or losses.

o DERIVATIVES RISK. The fund may invest in derivative instruments, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates) and swaps. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the fund's other investments.

o SHORT SALE RISK. The fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.


o NON-DIVERSIFICATION RISK. The fund is non-diversified, which means that a relatively high percentage of the fund's assets may be invested in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.


Other potential risks

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities. Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.

The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the fund's after-tax performance.


The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

                                                               The Fund 3



PAST PERFORMANCE

The bar chart and table shown illustrate the risks of investing in the fund. The bar chart shows the fund's Class A performance for its first full calendar year of operations. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of the fund's Class A shares to those of the Goldman Sachs Healthcare Index, a capitalization-weighted index for U.S. securities in the health care sector. The returns shown in the table reflect any applicable sales loads. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results. Since Class B, C, R and T shares have less than one calendar year of performance, past performance information for those classes is not included in this section of the prospectus. Performance for each share class will vary from the performance of the fund's other share classes due to differences in charges and expenses.

After-tax performance is shown only for Class A shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as individual retirement accounts.
--------------------------------------------------------------------------------

Year-by-year total returns AS OF 12/31 EACH YEAR (%)


CLASS A SHARES

                                                                        -19.10
93      94      95      96      97      98      99      00      01      02



BEST QUARTER:                    Q4 '02                          +3.11%

WORST QUARTER:                   Q2 '02                         -14.26%

THE YEAR-TO DATE TOTAL RETURN FOR THE FUND'S CLASS A SHARES AS OF 6/30/03 WAS 17.95%.

Average annual total returns AS OF 12/31/02

                                                                     Since
                                                                   inception
Share class                                  1 Year                (6/29/01)
--------------------------------------------------------------------------------

CLASS A
RETURNS BEFORE TAXES                         -23.78%                  -15.46%

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS                             -23.89%                  -15.54%

CLASS A
RETURNS AFTER TAXES
ON DISTRIBUTIONS AND
SALE OF FUND SHARES                          -14.60%                  -12.30%

GOLDMAN SACHS HEALTHCARE
INDEX
REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES                      -21.71%                  -13.87%


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goals, although as with all mutual funds, it cannot offer guaranteed results.

An investment in this fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.



EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table

                                                                   CLASS A       CLASS B       CLASS C       CLASS R       CLASS T
------------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases
AS A % OF OFFERING PRICE                                             5.75          NONE          NONE          NONE          4.50

Maximum contingent deferred sales charge (CDSC)
AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS                  NONE*         4.00          1.00          NONE          NONE*
------------------------------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)
% OF AVERAGE DAILY NET ASSETS

Management fees                                                       .90           .90           .90           .90           .90

Rule 12b-1 fee                                                       NONE           .75           .75          NONE           .25


Shareholder services fee                                              .25           .25           .25          NONE           .25

Other expenses                                                       3.32          3.00          3.13          3.10          3.08
------------------------------------------------------------------------------------------------------------------------------------

TOTAL                                                                4.47          4.90          5.03          4.00          4.48

Fee waiver and/or expense reimbursements                            (2.82)        (2.50)        (2.63)        (2.60)        (2.58)
------------------------------------------------------------------------------------------------------------------------------------

NET OPERATING EXPENSES**                                             1.65          2.40          2.40          1.40          1.90




* SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE YEAR.


** THE DREYFUS CORPORATION HAS AGREED, UNTIL APRIL 30, 2004, TO WAIVE RECEIPT OF ITS FEES AND/OR ASSUME THE EXPENSES OF THE FUND SO THAT FUND EXPENSES (EXCLUDING RULE 12B-1 FEES, SHAREHOLDER SERVICES FEES, TAXES, INTEREST, BROKERAGE COMMISSIONS, COMMITMENT FEES ON BORROWINGS AND EXTRAORDINARY EXPENSES) DO NOT EXCEED 1.40%.



Expense example

                                              1 Year             3 Years              5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------


CLASS A                                       $733              $1,609                $2,493               $4,747

CLASS B
WITH REDEMPTION                               $643              $1,550                $2,458               $4,626***

WITHOUT REDEMPTION                            $243              $1,250                $2,258               $4,626***

CLASS C
WITH REDEMPTION                               $343              $1,275                $2,306               $4,882
WITHOUT REDEMPTION                            $243              $1,275                $2,306               $4,882

CLASS R                                       $143              $980                  $1,834               $4,044

CLASS T                                       $634              $1,521                $2,417               $4,698


***  ASSUMES CONVERSION OF CLASS B TO CLASS A AT END OF THE SIXTH YEAR FOLLOWING
     THE DATE OF PURCHASE.


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The one-year example and the first year of the three-, five-, and ten-year examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Dreyfus. Because actual returns and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

RULE 12B-1 FEE: the fee paid to the fund's distributor for financing the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.


OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.


                                                               The Fund 5

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $173 billion in over 200 mutual fund portfolios. For the past fiscal year, the fund did not pay Dreyfus a management fee as a result of a fee waiver/expense reimbursement in effect. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $3.1 trillion of assets under management, administration or custody, including approximately $612 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.


The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


The fund's primary portfolio manager is Matthew Jenkin. He has been the fund's primary portfolio manager since its inception.


Mr. Jenkin has been employed by Dreyfus since May 1999 and is a senior managing analyst in its equity research department. Before joining Dreyfus, Mr. Jenkin was a senior scientist at SmithKline Beecham Pharmaceutical Company from 1994 through 1998.

The fund, Dreyfus and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.


FINANCIAL HIGHLIGHTS


The following tables describe the performance of each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is
included   in   the   annual   report,   which   is   available  upon  request.




                                                                                                     PERIOD ENDED APRIL 30,


CLASS A                                                                                              2003(1)          2002(2)
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

Net asset value, beginning of period                                                                  12.15            12.50

 Investment operations:  Investment (loss) -- net                                                      (.07)(3)         (.08)(3)

                         Net realized and unrealized gain (loss) on investments                       (1.24)            (.27)

 Total from investment operations                                                                     (1.31)            (.35)

 Distributions:          Dividends from net realized gain on investments                               (.04)               --

 Net asset value, end of period                                                                        10.80            12.15

 Total Return (%)(4)                                                                                  (10.68)           (2.80)(5)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                                 1.65             1.38(5

Ratio of net investment (loss) to average net assets                                                    (.63)            (.61)(5)

Decrease reflected in above expense ratios due to undertakings by Dreyfus                               2.82             4.54(5)

Portfolio turnover rate                                                                               260.62           201.04(5)
-----------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                                                 1,616            1,705

(1)  THE FUND COMMENCED OFFERING FIVE CLASSES OF SHARES ON NOVEMBER 15, 2002. THE EXISTING SHARES WERE REDESIGNATED CLASS A SHARES.

(2)  FROM JUNE 29, 2001 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 2002.

(3)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(4)  EXCLUSIVE OF SALES CHARGE.

(5)  NOT ANNUALIZED.


                                                               The Fund 7


FINANCIAL HIGHLIGHTS (CONTINUED)




                                                                                      YEAR ENDED APRIL 30, 2003(1)

                                                                         CLASS B         CLASS C         CLASS R         CLASS T
                                                                         SHARES          SHARES          SHARES          SHARES
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($):

 Net asset value, beginning of period                                     10.65           10.65           10.65           10.65

 Investment operations:  Investment (loss) -- net(2)                       (.06)           (.07)           (.02)           (.05)

                         Net realized and unrealized gain (loss)
                         on investments                                     .22             .23             .23             .24

 Total from investment operations                                           .16             .16             .21             .19

 Distributions:          Dividends from net realized gain on investments   (.04)           (.04)           (.04)           (.04)

 Net asset value, end of period                                           10.77           10.77           10.82           10.80

 Total Return (%)(3)                                                       1.62(4)         1.62(4)         2.09            1.81(4)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

 Ratio of expenses to average net assets(3)                                1.10            1.10             .64             .87

 Ratio of net investment (loss) to average net assets(3)                   (.73)           (.68)           (.20)           (.43)

 Decrease reflected in above expense ratios due to
 undertakings by Dreyfus(3)                                                1.14            1.20            1.19            1.18

 Portfolio turnover rate                                                 260.62          260.62          260.62          260.62
------------------------------------------------------------------------------------------------------------------------------------

 Net assets, end of period ($ x 1,000)                                        9               5               1               1

(1)  FROM NOVEMBER 15, 2002 (COMMENCEMENT OF INITIAL OFFERING) TO APRIL 30, 2003.

(2)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(3)  NOT ANNUALIZED.

(4)  EXCLUSIVE OF SALES CHARGE.




                                                                Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

o CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

o CLASS B shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.

o CLASS C shares may be appropriate for investors who wish to avoid paying a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.

o CLASS R shares are designed for eligible institutions and their clients (individuals may not purchase these shares directly).

o CLASS T shares may be appropriate for investors who prefer to pay the fund' s sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a shorter-term investment horizon. Because Class A has lower expenses than Class T, if you invest $1 million or more in the fund you should consider buying Class A shares.

Your financial representative can help you choose the share class that is appropriate for you.

Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.


RIGHT OF ACCUMULATION: lets you add to the amount of your next Class A or Class T investment for purposes of calculating the sales charge the value of any shares you own in this fund or in certain other funds advised by Dreyfus or Founders Asset Management LLC (Founders), an affiliate of Dreyfus, that are subject to a sales load.

REFER TO THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR CONSULT YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.


                                                        Your Investment 9

ACCOUNT POLICIES (CONTINUED)

SHARE CLASS CHARGES

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay a sales charge or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or the SAI to see if this may apply to you. Shareholders owning fund shares on November 14, 2002 may purchase Class A shares without a sales load.

--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES

                                                     Sales charge                               Sales charge
                                                     deducted as a %                            as a % of your
Your investment                                      of offering price                          net investment
------------------------------------------------------------------------------------------------------------------------------------

                                                     Class               Class                  Class               Class
                                                     A                   T                      A                   T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%               4.50%                  6.10%               4.70%

$50,000 -- $99,999                                   4.50%               4.00%                  4.70%               4.20%

$100,000 -- $249,999                                 3.50%               3.00%                  3.60%               3.10%

$250,000 -- $499,999                                 2.50%               2.00%                  2.60%               2.00%

$500,000 -- $999,999                                 2.00%               1.50%                  2.00%               1.50%

$1 million or more*                                  0.00%               0.00%                  0.00%               0.00%

*    A 1.00% CDSC may be charged on any shares  sold within one year of purchase
     (except shares bought through dividend reinvestment).


Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

BUYING SHARES


THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board. Foreign securities held by the fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when fund shareholders cannot buy or sell fund shares.


ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5: 15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
--------------------------------------------------------------------------------

Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION SAVINGS                  $500               NO MINIMUM
ACCOUNTS                                              AFTER THE FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.

Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.


SELLING SHARES

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.


TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or refer to the SAI for details.


BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

o if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares


o the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares


Limitations on selling shares by phone or online

Proceeds                    Minimum                   Maximum
sent by                     phone/online              phone/online
--------------------------------------------------------------------------------

CHECK*                      NO MINIMUM                $250,000 PER DAY

WIRE                        $1,000                    $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

DREYFUS                     $500                      $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS/
                                                      $20,000 PER DAY

* NOT AVAILABLE ONLINE ON ACCOUNTS WHOSE ADDRESS HAS BEEN CHANGED WITHIN THE LAST 30 DAYS.


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

o amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

o    requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

                                                       Your Investment 11

ACCOUNT POLICIES (CONTINUED)

GENERAL POLICIES


UNLESS YOU DECLINE TELESERVICE PRIVILEGES on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.


THE FUND RESERVES THE RIGHT TO:

o refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

o refuse any purchase or exchange request in excess of 1% of the fund's total assets

o change or discontinue its exchange privilege, or temporarily suspend this privilege during unusual market conditions

o    change its minimum investment amounts

o delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).

SMALL ACCOUNT POLICIES

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; Education Savings Accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.



DISTRIBUTIONS AND TAXES

THE FUND EARNS DIVIDENDS, INTEREST and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions. The fund normally pays dividends and capital gains distributions annually. Fund dividends and capital gains will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

DISTRIBUTIONS PAID BY THE FUND are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account). For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable to you as ordinary income. Other fund distributions, including dividends from U.S. companies and certain foreign companies and distributions of long-term capital gains, are taxable to you as qualified dividends and capital gains.

HIGH PORTFOLIO TURNOVER and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value. The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

IF YOU BUY SHARES WHEN A FUND HAS REALIZED but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.


                                                       Your Investment 13
SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

AUTOMATIC SERVICES

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.

--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS PAYROLL                 For making automatic investments
SAVINGS PLAN                    through a payroll deduction.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from
                                the fund into another Dreyfus fund
                                or certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges
EXCHANGE PRIVILEGE              from the fund into another
                                Dreyfus fund or certain
                                Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There
                                will  be no CDSC on Class B shares,
                                as long as the amount of any withdrawal
                                does not exceed an annual rate of 12%
                                of the greater of the account value
                                at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

EXCHANGE PRIVILEGE


YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.


DREYFUS TELETRANSFER PRIVILEGE


TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.


REINVESTMENT PRIVILEGE

UPON WRITTEN REQUEST, YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

ACCOUNT STATEMENTS

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.


INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

   Complete the application.

   Mail your application and a check to:
   Name of Fund


   P.O. Box 55268, Boston, MA 02205-8502


   Attn: Institutional Processing


TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check.

Mail the slip and the check to:
Name of Fund

P.O. Box 55268, Boston, MA 02205-8502


Attn: Institutional Processing


TO SELL SHARES

Write a letter of instruction that includes:

* your name(s) and signature(s)

* your account number

* the fund name

* the share class

* the dollar amount you want to sell

* how and where to send the proceeds

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds

P.O. Box 55268, Boston, MA


02205-8502 Attn: Institutional Processing


           By Telephone

WIRE  Have your bank send your
investment to The Bank of New York, with these instructions:

   * ABA# 021000018

   * DDA# 8900479590

   * the fund name

   * the share class

   * your Social Security or tax ID number

   * name(s) of investor(s)

   * dealer number if applicable

Call us to obtain an account number. Return your application with the account number on the application.

WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900479590

* the fund name

* the share class

* your account number

* name(s) of investor(s)

* dealer number if applicable


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Call us to request your transaction.

WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.

To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS.

Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                       Your Investment 15




INSTRUCTIONS FOR REGULAR ACCOUNTS (continued)

   TO OPEN AN ACCOUNT

            Online (www.dreyfus.com)


TO ADD TO AN ACCOUNT

DREYFUS TELETRANSFER Request Dreyfus TeleTransfer on your application. Visit the Dreyfus Web site to request your transaction.

TO SELL SHARES

WIRE Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Visit the Dreyfus Web site to request your transaction. Be sure the fund has your bank account information on file. Proceeds will be sent to your bank by electronic check.

CHECK Visit the Dreyfus Web site to request your transaction. A check will be sent to the address of record.

            Automatically

WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic service(s) you want. Return your application with your investment.

ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials.

DREYFUS AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.


INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian

P.O. Box 55552, Boston, MA 02205-8568 Attn:

Institutional Processing

TO ADD TO AN ACCOUNT

Fill out an investment slip, and write your account number on your check. Indicate the year the contribution is for.

Mail the slip and the check to:
The Dreyfus Trust Company, Custodian

P.O. Box 55552, Boston, MA 02205-8568

Attn: Institutional Processing



TO SELL SHARES

Write a letter of instruction that includes:

* your name and signature

* your account number and fund name

* the share class

* the dollar amount you want to sell

* how and where to send the proceeds

* whether the distribution is qualified or premature

* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other documentation, if required (see "Account Policies -- Selling Shares").

Mail your request to:
The Dreyfus Trust Company P.O. Box 55552,

Boston, MA 02205-8568

Attn: Institutional Processing


           By Telephone

           __________


WIRE Have your bank send your investment to The Bank of New York, with these instructions:

* ABA# 021000018

* DDA# 8900479590

* the fund name

* the share class * your account number

* name of investor

* the contribution year

* dealer number if applicable


ELECTRONIC CHECK Same as wire, but insert "111" before your 14-digit account number.


            Automatically

           ____________



ALL SERVICES Call us [or your financial representative] to request a form to add an automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.


SYSTEMATIC WITHDRAWAL PLAN Call us to request instructions to establish the plan.

For information and assistance, contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS TRUST COMPANY, CUSTODIAN.

                                                       Your Investment 17



                                                           For More Information

Dreyfus Premier Health Care Fund
A series of Dreyfus Premier Opportunity Funds
-------------------------------------

SEC file number:  811-9891

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:

http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2003 Dreyfus Service Corporation                        091P0903NA





--------------------------------------------------------------------------------


                       DREYFUS PREMIER OPPORTUNITY FUNDS
                          DREYFUS PREMIER NEXTECH FUND
                 (CLASS A, CLASS B, CLASS C AND CLASS T SHARES)
                        DREYFUS PREMIER ENTERPRISE FUND
                 (CLASS A, CLASS B, CLASS C AND CLASS T SHARES)
                        DREYFUS PREMIER HEALTH CARE FUND
            (CLASS A, CLASS B, CLASS C, CLASS R AND CLASS T SHARES)
                        DREYFUS FINANCIAL SERVICES FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                               SEPTEMBER 1, 2003


--------------------------------------------------------------------------------


      This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Premier NexTech Fund and Dreyfus Premier Health Care Fund, each dated September 1, 2003, and Dreyfus Financial Services Fund and Dreyfus Premier Enterprise Fund, each dated February 1, 2003, each a separate series (each, a "Fund" and collectively, the "Funds") of Dreyfus Premier Opportunity Funds (the "Company"), as each Prospectus may be revised from time to time. To obtain a copy of the Prospectus for Dreyfus Premier NexTech Fund, Dreyfus Premier Enterprise Fund or Dreyfus Premier Health Care Fund (collectively, the "Dreyfus Premier Funds"), please call your financial adviser or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit the Dreyfus.com website, or call 1-800-554-4611. To obtain a copy of the Prospectus for Dreyfus Financial Services Fund, please write to the Fund at the above address or call one of the following numbers:


            Call Toll Free 1-800-645-6561
            In New York City - Call 1-718-895-1206
            Outside the U.S. - Call 516-794-5452

     The most recent Annual Report and/or Semi-Annual Report to Shareholders for each Fund are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.




                                 TABLE OF CONTENTS

                                                                          PAGE


Description of the Company and Funds.......................................B-3
Management of the Company.................................................B-18
Management Arrangements...................................................B-24
How to Buy Shares.........................................................B-34
Distribution Plan and Shareholder Services Plan...........................B-43
How to Redeem Shares......................................................B-45
Shareholder Services......................................................B-49
Determination of Net Asset Value..........................................B-55
Dividends, Distributions and Taxes........................................B-56
Portfolio Transactions....................................................B-58
Summary of the Proxy Voting Policy, Procedures
 and Guidelines of the Dreyfus Family of Funds............................B-64
Performance Information...................................................B-65
Information About the Company and Funds...................................B-68
Counsel and Independent Auditors..........................................B-75
Appendix..................................................................B-A1




                       DESCRIPTION OF THE COMPANY AND FUNDS

      The Company is a Massachusetts business trust that commenced operations on June 26, 2000. Each Fund is a separate series of the Company, an open-end management investment company, known as a mutual fund.

     The Dreyfus Corporation (the "Manager") serves as each Fund's investment adviser. The Manager has engaged Founders Asset Management LLC ("Founders") to serve as sub-investment adviser to Dreyfus Premier Enterprise Fund and to provide day-to-day management of such Fund's investments, subject to the supervision of the Manager.

      Dreyfus Service Corporation (the "Distributor") is the distributor of each Fund's shares.

CERTAIN PORTFOLIO SECURITIES

      The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

     COMMON AND PREFERRED STOCKS. (All Funds) Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decrease in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

      CONVERTIBLE SECURITIES. (All Funds) Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

      DEPOSITARY RECEIPTS. (All Funds) A Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs"), Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs"), and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

      These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

     FOREIGN GOVERNMENT OBLIGATIONS; SECURITIES OF SUPRANATIONAL ENTITIES. (All Funds) Each Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) determines to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

      WARRANTS. (All Funds) A warrant is a form of derivative that gives the holder the right to subscribe to a specified amount of the issuing corporation's capital stock at a set price for a specified period of time. Each Fund may invest up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the Fund that are sold in units with, or attached to, other securities.

     INVESTMENT COMPANIES. (All Funds) Each Fund may invest in securities issued by registered and unregistered investment companies, including exchange-traded funds described below. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Each Fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the Fund's securities lending program in shares of one or more money market funds advised by the Manager. Such investments will not be subject to the limitations described above, except that a Fund's aggregate investment of uninvested cash reserves in such money market funds may not exceed 25% of its total assets. See "Lending Portfolio Securities."

     EXCHANGE-TRADED FUNDS. (All Funds) Each Fund may invest in shares of exchange-traded investment companies (collectively, "ETFs") which are designed to provide investment results corresponding to a securities index. These may include Standard & Poor's Depositary Receipts ("SPDRs"), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") and iShares exchange-traded funds ("iShares"), such as iShares Russell 2000 Growth Index Fund. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.


     The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by a Fund. Moreover, a Fund's investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.


     REAL ESTATE INVESTMENT TRUSTS. (Dreyfus Financial Services Fund only) The Fund may invest in real estate investment trusts ("REITs"). A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

     REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

     ILLIQUID SECURITIES. (All Funds) Each Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should it desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

     MONEY MARKET INSTRUMENTS. (All Funds) When the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) determines that adverse market conditions exist, a Fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. A Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

INVESTMENT TECHNIQUES

      The following information supplements (except as noted) and should be read in conjunction with the relevant Fund's Prospectus.

     FOREIGN CURRENCY TRANSACTIONS. (All Funds) Each Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

     Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. A Fund's success in these transactions will depend principally on the ability of the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

     Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

     SHORT-SELLING. (All Funds, except Dreyfus Premier Enterprise Fund) In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.


     A Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not make a short sale that results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.


     A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

     Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

     BORROWING MONEY. (All Funds) Each Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Dreyfus Premier Enterprise Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While such borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.


     LEVERAGE. (All Funds, except Dreyfus Premier Enterprise Fund) Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. These borrowings will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


     Each of these Funds may enter into reverse repurchase agreements with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. As a result of these transactions, the Fund is exposed to greater potential fluctuations in the value of its assets and its net asset value per share. To the extent the Fund enters into a reverse repurchase agreement, the Fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund. Except for these transactions, the Fund's borrowings generally will be unsecured.

     DERIVATIVES. (All Funds) Each Fund may invest in, or enter into, derivatives, such as options and futures and options on futures contracts, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for a Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Fund's performance.

     If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.




     Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

      Neither the Company nor any of the Funds will be a commodity pool. In addition, the Manager has claimed an exclusion from the definition of commodity pool operator and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

FUTURES TRANSACTIONS--IN GENERAL. (All Funds) Each Fund may enter into futures contracts in U.S. domestic markets or, if applicable, on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities that are traded on domestic exchanges or those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

     Engaging in these transactions involves risk of loss to a Fund that could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.


     Successful use of futures by a Fund also is subject to the ability of the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

      Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

SPECIFIC FUTURES TRANSACTIONS. Each Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.


     Each Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

      Each Fund may purchase and sell currency futures and options thereon. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.



     OPTIONS--IN GENERAL. (All Funds) Each Fund may purchase call and put options, and write (i.e. sell) covered call and put option contracts. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

     A covered call option written by a Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating permissible liquid assets. A put option written by a Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

     There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.


SPECIFIC OPTIONS TRANSACTIONS. Each Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or securities indices listed on national securities exchanges or traded in the over-the-counter market. An option on a securities index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the securities index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing securities index options will depend upon price movements in the level of the index rather than the price of a particular stock.


      Each Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

     Each Fund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

      Successful use by a Fund of options will be subject to the ability of the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

      FUTURE DEVELOPMENTS. (All Funds) Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

      LENDING PORTFOLIO SECURITIES. (All Funds) Each Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the owner of the loaned securities and continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund may call the loan to vote proxies if a material issue affecting the Fund's investment is to be voted upon. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, the Fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. The Fund may participate in a securities lending program operated by Mellon Bank, N.A., as lending agent (the "Lending Agent"). The Lending Agent will receive a percentage of the total earnings of the Fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Manager to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities.

     FORWARD COMMITMENTS. (All Funds) Each Fund may purchase or sell securities on a forward commitment, when-issued or delayed-delivery basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase or sell. The payment obligation and the interest rate receivable on a forward commitment, when-issued or delayed-delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

     Securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

CERTAIN INVESTMENT CONSIDERATIONS AND RISKS

     EQUITY SECURITIES. (All Funds) Equity securities, including common stock, preferred stock, convertible securities and warrants, fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

     Each Fund, to the extent described in its Prospectus, invests in securities issued by companies in the technology sector, which has been among the most volatile sectors of the stock market. Technology companies involve greater risk because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Fund investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or canceled.

      Each Fund may purchase securities of small capitalization companies, the prices of which may be subject to more abrupt or erratic market movements than larger, more established companies. These securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects.


     Dreyfus Premier NexTech Fund and Dreyfus Premier Enterprise Fund will seek to purchase, and Dreyfus Premier Health Care Fund and Dreyfus Financial Services Fund may purchase, securities of companies in initial public offerings ("IPOs") or shortly thereafter. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of the National Association of Securities Dealers, Inc. ("NASD") apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk. The prices of these companies' securities may be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.


     Each Fund may purchase securities of companies which have no earnings or have experienced losses. A Fund generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

     Dreyfus Premier NexTech Fund may invest in securities of venture stage companies, which present all the risks of investment in small companies described above plus certain additional risks. Venture stage companies represent highly speculative investments by the Fund, because the concepts generally are unproven, the companies have little or no track record, and the prospect of an initial public offering is highly contingent upon factors that are often not in the companies' control. For example, since venture stage companies do not file periodic reports with the Securities and Exchange Commission, there is less publicly available information about them than there is for other small companies, if there is any at all. The Fund therefore must rely solely on the Manager to obtain adequate information to evaluate the potential returns from investing in these companies. In addition, venture stage companies tend to rely even more heavily on the abilities of their key personnel than more mature companies do. Competition for qualified personnel and high turnover of personnel are particularly prevalent in venture stage technology companies. The loss of one or a few key managers can substantially hinder or delay a venture stage company's implementation of its business plan.

      The Fund's ability to realize value from an investment in a venture stage company is to a large degree dependent upon the successful completion of the company's IPO or the sale of the venture stage company to another company, which may not occur for a period of several years after the date of the Fund's investment, if ever.

     Dreyfus Premier NexTech Fund also may invest in venture stage funds, which involve all the risks of investing in small companies and venture stage companies, plus certain additional risks. In particular, the Fund must rely upon the judgment of the general partner or other manager of a venture stage fund in selecting the companies in which the venture stage fund invests and in deciding when to sell its investments. A venture stage fund may employ a high degree of leverage, which can magnify any losses incurred by its investors, including the Fund. A venture stage fund will also require the Fund to pay management fees and/or performances fees or allocations to its general partner or manager, which can reduce the return to investors, including the Fund and its shareholders. These fees are in addition to the management fee paid by the Fund. Investments in venture stage funds may be highly illiquid. The Fund may not be able to dispose of a venture stage fund holding when it wishes to, or may be able to do so only at a substantial loss.

     Many of the health care companies in which Dreyfus Premier Health Care Fund may invest offer products and services that are subject to government regulation and may be adversely affected by changes in government policy. A number of legislative proposals concerning health care have been introduced or considered by the U.S. Congress in recent years. These span a wide range of topics, including cost control, national health insurance, incentive for compensation in the provision of health care services, tax incentives and penalties related to health care insurance premiums, and promotion of prepaid health care plans. The Fund cannot predict whether any of these proposals will be enacted or what effect such legislation would have.

     Many of the financial services companies in which Dreyfus Financial Services Fund may invest are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Financial services companies also can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Moreover, insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, liability for the coverage of weather catastrophes and other natural disasters or environmental clean-up costs from past years, and as yet unanticipated liabilities.


     FIXED-INCOME SECURITIES. (Dreyfus Financial Services Fund only) The Fund may invest in corporate debt obligations and other fixed-income securities when management believes that such securities offer opportunities for capital growth. Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Certain securities purchased by the Fund, such as those rated Baa by Moody's Investors Service, Inc. ("Moody's") and BBB by Standard & Poor's Ratings Services ("S&P"), may be subject to such risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated fixed-income securities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.


     FOREIGN SECURITIES. (All Funds) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

     Because evidences of ownership of foreign securities usually are held outside the United States, a Fund investing in such securities will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by a Fund may trade on days when the Fund does not calculate its net asset value and thus may affect the Fund's net asset value on days when investors have no access to the Fund.

     Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

     Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.


     SIMULTANEOUS INVESTMENTS. (All Funds) Investment decisions for each Fund are made independently from those of the other Funds and investment companies advised by the Manager (and Founders). The Manager and Founders each have adopted written trade allocation procedures for their respective equity and fixed income trading desks. Under the respective procedures, portfolio managers trading desks ordinarily seek aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company account. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund. Each Fund, together with other investment companies advised by the Manager, Founders and their affiliates, may own significant positions in portfolio companies which, depending on market conditions, may affect adversely a Fund's ability to dispose of some or all of its positions should it desire to do so.


INVESTMENT RESTRICTIONS


     Under  normal  circumstances,  each  Fund  invests  at least 80% of its net assets, plus any borrowings for investment purposes, in stocks (or other investments with similar economic characteristics) issued by (i) in the case of Dreyfus Premier NexTech Fund, growth companies that the Manager believes are or have the potential to become leading producers or beneficiaries of technological innovation, (ii) in the case of Dreyfus Premier Health Care Fund, companies in health care and health care related sectors, and (iii) in the case of Dreyfus Financial Services Fund, companies in financial services and financial services related sectors. Dreyfus Premier Enterprise Fund invests, under normal circumstances, at least 65% of its assets in stocks of micro-cap companies. Each of Dreyfus Premier NexTech Fund, Dreyfus Premier Health Care Fund and Dreyfus Financial Services Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest 80% of its assets.


      Each Fund's investment objective is a fundamental policy, which cannot be changed, as to a Fund, without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities. In addition, each Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. Investment restrictions numbered 8 through 11 are not fundamental policies and may be changed, as to a Fund, by a vote of a majority of the Company's Board members at any time. No Fund may:

     1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The technology sector, with respect to Dreyfus Premier NexTech Fund and Dreyfus Premier Enterprise Fund, the health care sector, with respect to Dreyfus Premier Health Care Fund, and the financial services sector, with respect to Dreyfus Financial Services Fund, in general are not considered industries for purposes of this Investment Restriction.

     2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     3. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

     4. Lend any securities or make loans to others, if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

     5. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

     6. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 3, 8 and 9 may be deemed to give rise to a senior security.

     7. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     8. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

     9. Purchase, sell or write puts, calls or combinations thereof, except as described in its Prospectus and this Statement of Additional Information.

     10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

     11. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

      If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 3, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

      The Company and the Manager have received an exemptive order from the Securities and Exchange Commission which, among other things, permits each Fund to use cash collateral received in connection with lending the Fund's securities and other uninvested cash to purchase shares of one or more registered money market funds advised by the Manager in excess of the limitations imposed by the 1940 Act.


                             MANAGEMENT OF THE COMPANY

      The Company's Board is responsible for the management and supervision of each Fund, and approves all significant agreements with those companies that furnish services to the Funds. These companies are as follows:

      The Dreyfus Corporation.........................Investment Adviser
      Founders Asset Management LLC...................Sub-Investment Adviser to
                                                       Dreyfus Premier
                                                       Enterprise Fund
      Dreyfus Service Corporation.....................Distributor
      Dreyfus Transfer, Inc...........................Transfer Agent
      Mellon Bank, N.A................................Custodian

BOARD MEMBERS OF THE COMPANY1

     Board members of the Company, together with information as to their positions with the Company, principal occupations and other board memberships and affiliations, are shown below.


Name  (Age)                       Principal Occupation
POSITION WITH COMPANY (SINCE)     DURING PAST 5 YEARS                  OTHER BOARD MEMBERSHIPS AND AFFILIATIONS
-----------------------------     -------------------                  ----------------------------------------

Joseph S. DiMartino (59)          Corporate Director and Trustee       The Muscular Dystrophy Association, DIRECTOR
Chairman of the Board (2000)                                           Levcor International, Inc., an apparel fabric
                                                                          processor, DIRECTOR
                                                                        Century Business Services, Inc., a provider of
                                                                          outsourcing functions for small and medium size
                                                                          companies, DIRECTOR
                                                                        The Newark Group, a provider of a national market of
                                                                          paper recovery facilities, paperboard mills and
                                                                          paperboard converting plants, DIRECTOR

Clifford L. Alexander, Jr. (69)    President of Alexander &            Wyeth (formerly, American Home Products Corporation),
Board Member (2000)                  Associates, Inc., a management      a global leader in pharmaceuticals, consumer
                                     consulting firm (January 1981       healthcare products and animal health products,
                                      - present)                         DIRECTOR
                                  Chairman of the Board of Moody's     Mutual of America Life Insurance Company,
                                    Corporation (October 2000 -           DIRECTOR
                                    present)
                                  Chairman of the Board and Chief
                                     Executive Officer of The Dun and
                                     Bradstreet Corporation (October
                                     1999 - September 2000)

Lucy Wilson Benson (75)           President of Benson and Associates,  The International Executive Services Corps., DIRECTOR
Board Member (2000)                  consultants to business and       Citizens Network for Foreign Affairs, VICE
                                     government (1980 -  present)          CHAIRPERSON
                                                                       Council on Foreign Relations, MEMBER
                                                                       Lafayette College Board of Trustees, VICE
                                                                          CHAIRPERSON
                                                                       Atlantic Council of the U.S., DIRECTOR

David W. Burke (67)                Corporate Director and Trustee      John F. Kennedy Library Foundation, DIRECTOR
Board Member (2003)                                                    U.S.S. Constitution Museum, DIRECTOR

Whitney I. Gerard (68)             Partner of Chadbourne & Parke       None
Board Member (2003)                LLP

Arthur A. Hartman (77)             Chairman of First NIS Regional      APCO Associates, Inc., SENIOR CONSULTANT
Board Member (2003)                  Fund (ING/Barings Management)
                                     and New Russia Fund
                                   Advisory Council Member to Barings
                                     Vostok


George L. Perry (69)               Economist and Senior Fellow at      State Farm Mutual Automobile Association, DIRECTOR
Board Member (2003)                  Brookings Institution             State Farm Life Insurance Company, DIRECTOR


--------
1 None of the Board members are "interested persons" of the Company, as defined in the 1940 Act.


     Board members are elected to serve for an indefinite term. The Company has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the audit committee is to oversee the Company's financial and reporting policies and certain internal control matters; the function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Company for election to the Company's Board; and the function of the compensation committee is to establish the appropriate compensation for serving on the Board. The nominating committee does not normally consider nominees recommended by shareholders. The Company also has a standing pricing committee comprised of any one Board member. The function of the pricing committee is to assist in valuing the Funds' investments. The audit committee met four times, the compensation committee met once, the nominating committee met once, and the pricing committee met four times during the fiscal year ended April 30, 2003.


     The table below indicates the dollar range of each Board member's ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2002.

                              Dreyfus           Dreyfus         Dreyfus
Name of Board Member          Premier           Premier         Premier
                              NexTech Fund      Enterprise      Health Care
                                                Fund            Fund
----------------------------  ----------------  --------------  ----------------

Joseph S. DiMartino           None              None            None
Clifford L. Alexander, Jr.    None              None            None
Lucy Wilson Benson            None              None            None
David W. Burke                None              None            None
Whitney I. Gerard             None              None            None
Arthur A. Hartman             None              None            None
George L. Perry               None              None            None



                                   Dreyfus           Aggregate
                                   Financial         Holding of Funds in
    Name of Board Member           Services Fund     the Dreyfus Family
                                                     of Funds
    -----------------------------  ----------------  ----------------------


    Joseph S. DiMartino            None              Over $100,000
    Clifford L. Alexander, Jr.     None              Over $100,000
    Lucy Wilson Benson             None              Over $100,000
    David W. Burke                 None              Over $100,000
    Whitney I. Gerard              None              Over $100,000
    Arthur A. Hartman              None              None
    George L. Perry                None              None

     As of December 31, 2002, none of the Board members or their immediate family members owned securities of the Manager, Founders, or the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, Founders, or the Distributor.


     Effective January 1, 2003, the Company pays its Board members its allocated portion of an annual retainer of $60,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Company and sixteen other funds (comprised of 35 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses1. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members, if any, are entitled to receive an annual retainer and a per meeting attended fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company and by all funds in the Dreyfus Family of Funds for which such person is a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 2002, was as follows:


--------------------
1 Prior to January 1, 2003, the Company paid its Board members its allocated portion of an annual retainer of $25,000 and fee of $4,000 per meeting (with minimum of $500 per meeting and per telephone meeting, attended for the Company and seven other funds (comprised of 24 portfolios) in the Dreyfus Family of Funds and reimbursed them for their expenses.


                                                         Total Compensation
                                       Aggregate        From the Company and
                                   Compensation From    Fund Complex Paid to
         Name of Board Member         the Company*        Board Member(**)
--------------------------------   -----------------    --------------------

Joseph S. DiMartino..............        $663               $815,937 (191)

Clifford S. Alexander............        $530               $134,500 (70)

Lucy Wilson Benson...............        $530               $130,500 (44)

David W. Burke...................        N/A***             $258,250 (60)

Whitney I. Gerard................        N/A***              $79,000 (42)

Arthur A. Hartman................        N/A***              $78,500 (42)

George L. Perry..................        N/A***              $78,500 (42)

----------------------------
* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $1,113 for all Board members as a group.

** Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Board members serve.
*** Messrs. Burke, Gerard, Hartman and Perry were elected Board members of the Company effective January 1, 2003; accordingly, they received no compensation from the Company for the year ended December 31, 2002.


OFFICERS OF THE COMPANY


STEPHEN E.  CANTER,  PRESIDENT  SINCE APRIL 2000.  Chairman of the Board,  Chief
     Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002. Chief Investment
     Officer, Vice Chairman and a director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 49 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President - Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS,  VICE  PRESIDENT  SINCE APRIL 2000.  Executive  Vice  President,
     Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

STEVEN F. NEWMAN,  SECRETARY  SINCE APRIL 2000.  Associate  General  Counsel and
     Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since July 1980.

JEFF PRUSNOFSKY, ASSISTANT SECRETARY SINCE APRIL 2000. Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 84 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG,  ASSISTANT  SECRETARY SINCE APRIL 2000.  Associate General
     Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

ROBERT R. MULLERY,  ASSISTANT  SECRETARY SINCE JANUARY 2003.  Associate  General
     Counsel of the Manager, and an officer of 26 investment companies (comprised of 62 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since May 1986.


JAMES WINDELS, TREASURER SINCE NOVEMBER 2001. Director -Mutual Fund Accounting of the Manager, and an officer of 95 investment companies (comprised of 204 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since April 1985.


KENNETH J. SANDGREN,  ASSISTANT  TREASURER SINCE NOVEMBER 2001.  Mutual Fund Tax
     Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 1993.

RICHARD CASSARO,  ASSISTANT  TREASURER  SINCE  AUGUST  2003.  Senior  Accounting
     Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee the Manager since September 1982.

ROBERT SVAGNA,  ASSISTANT  TREASURER  SINCE  DECEMBER  2002.  Senior  Accounting
     Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

WILLIAM GERMENIS,  ANTI-MONEY  LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.
     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 32 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc.


      The address of each Board member and officer of the Company is 200 Park Avenue, New York, New York 10166.


     The Company's Board members and officers, as a group, owned less than 1% of each Fund's shares outstanding on August 15, 2003. See "Information About the Company and Funds" for a list of shareholders known by the Company to own of record 5% or more of a Fund's outstanding voting securities as of August 15, 2003.



                              MANAGEMENT ARRANGEMENTS

      INVESTMENT ADVISER. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.

     The Manager provides management services pursuant to a Management Agreement (the "Agreement") between the Manager and the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers and/or directors of the Manager: Stephen
E. Canter, Chairman of the Board, Chief Executive Officer, and Chief Operating Officer; Michael G. Millard, President and a director; Stephen R. Byers, Chief Investment Officer, Vice Chairman and a director; J. Charles Cardona, Vice Chairman and a director; Lawrence S. Kash, Vice Chairman; J. David Officer, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman and a director; Diane P. Durnin, Executive Vice President, Mark N. Jacobs, Executive Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Senior Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Theodore A. Schachar, Vice President-Tax; Angela E. Price, Vice
President; Wendy H. Strutt, Vice President; Ray Van Cott, Vice President-Information Systems; William H. Maresca, Controller; James Bitetto,
Assistant Secretary; Steven F. Newman, Assistant Secretary; and Steven G. Elliott, David F. Lamere, Martin G. McGuinn and Richard W. Sabo, directors.


     SUB-INVESTMENT ADVISER. With respect to Dreyfus Premier Enterprise Fund, the Manager has entered into a Sub-Investment Advisory Agreement with Founders (the "Founders Sub-Advisory Agreement"). The Founders Sub-Advisory Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or Founders, by vote cast in person at a meeting called for the purpose of voting on such approval. The Founders Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days' notice, (ii) by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' notice, or (iii) by Founders upon not less than 90 days' notice. The Founders Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


     The following persons are officers of Founders: Stephen E. Canter, Chairman; Richard W. Sabo, President and Chief Executive Officer; Kenneth R. Christoffersen, Senior Vice President, General Counsel and Secretary; Francis P. Gaffney, Senior Vice President; David L. Ray, Senior Vice President and Assistant Secretary; Richard A. Sampson, Senior Vice President; Robert T. Ammann, Vice President; Janelle E. Belcher, Vice President; John B. Jares, Vice President; Robert T. Kelly, Vice President; William L. Reith, Vice President; Kevin S. Sonnett, Vice President; Tracy P. Stouffer, Vice President; David Sundquist, Vice President; and Lisa G. Warshafsky, Vice President.

     PORTFOLIO MANAGEMENT. The Manager manages each Fund's portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Company's Board. Founders, with respect to Dreyfus Premier Enterprise Fund, provides day-to-day management of the Fund's investments, subject to the supervision of the Manager and the Company's Board. Each Fund's adviser is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. Dreyfus Premier Health Care Fund's portfolio manager is Matthew Jenkin. Dreyfus Premier NexTech Fund's portfolio managers are Mark Herskovitz and Barry Mills. Dreyfus Premier Enterprise Fund's portfolio managers are Robert T. Ammann and Kevin S. Sonnett. Dreyfus Financial Services Fund's portfolio managers are Steven A. Gavios and William R. Rubin. The Manager and Founders maintain research departments with professional portfolio managers and securities analysts who provide research services for the Funds and for other funds advised by the Manager or Founders.


     In approving the current Agreement, and the Founders Sub-Advisory Agreement, the Board considered a number of factors, including the nature and quality of the services provided by the Manager and Founders; the investment philosophy and investment approach as applied to the Funds by the Manager and, with respect to Dreyfus Premier Enterprise Fund, Founders; the investment management expertise of the Manager and Founders in respect of the relevant Fund's investment strategies; the personnel, resources and experience of the Manager, and, with respect to Dreyfus Premier Enterprise Fund, Founders; each Fund's performance history and the management and sub-advisory fees paid to the Manager and Founders, respectively, relative to those of mutual funds with similar investment objectives, strategies and restrictions; the Manager's costs of providing services under the Agreement and Founder's cost of providing services under the Founders Sub-Advisory Agreement; the relationship between the fees paid to the Manager under the Agreement and the Company's Distribution Plan; and ancillary benefits the Manager may receive from its relationship with the Company.

     Mellon Bank, N.A., the Manager's parent, and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by a Fund. The Manager has informed the Company that in making its investment decisions it does not obtain or use material inside information that Mellon Bank, N.A. or its affiliates may possess with respect to such issuers.

      The Company, the Manager, Founders and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a Fund. The Manager's Code of Ethics subjects its employees' personal securities transactions to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager. In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

     The Manager maintains office facilities on behalf of the Company and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Company. The Manager may pay the Distributor for shareholder services from the Manager's own assets, including past profits but not including the management fees paid by the Funds. The Distributor may use part or all of such payments to pay Service Agents (as defined below) in respect of these services. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


     EXPENSES. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund). The expenses borne by the Company include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager, Founders or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. In addition, each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. Each Dreyfus Premier Fund's Class B, Class C and Class T shares are subject to an annual distribution fee, and Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund and shares of Dreyfus Financial Services Fund are subject to an annual shareholder service fee. See "Distribution Plan and Shareholder Services Plan." Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Company are allocated among the Funds (and classes thereof) on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund (or each class thereof).

     As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a management fee at the annual rate of 0.90% of the respective average daily net assets of Dreyfus Premier Health Care Fund and 0.80% of the average daily net assets of Dreyfus Financial Services Fund. With respect to the Dreyfus Premier NexTech Fund and Dreyfus Premier Enterprise Fund, the Company paid the Manager a management fee at the annual rate of 1.50% and 1.25%, respectively, of such Fund's average daily net assets (the "Basic Fees") for the Fund's first year of operations; thereafter, the Basic Fee payable to the Manager may vary depending on the Fund's performance compared to a securities index as described below.

     For the period from June 29, 2001 (commencement of operations) through April 30, 2002 and for the fiscal year ended April 30, 2003, the management fees payable by Dreyfus Premier Health Care Fund to the Manager amounted to $10,887 and $14,125, respectively, all of which amounts were waived by the Manager pursuant to an undertaking in effect resulting in no management fee being paid by the Fund for such periods.

     For the period from December 28, 2001 (commencement of operations) through September 30, 2002 (fiscal year end), the management fee payable by Dreyfus
Financial Services Fund amounted to $5,989, all of which was waived by the Manager pursuant to an undertaking in effect resulting in no management fee being paid by the Fund for such period.




      The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

     DREYFUS PREMIER NEXTECH FUND. During the first twelve months of the Fund's operations, the Fund paid the Manager the Basic Fee of 1.50% of the Fund's average daily net assets with no performance adjustment. Beginning July 1, 2001, the Basic Fee is adjusted depending on the extent to which the investment performance of the class of shares (the "Measuring Class") expected to bear the highest total Fund operating expenses, after expenses, exceeds or is exceeded by the percentage change in the investment record of the NASDAQ Composite Index (the "NASDAQ" or "Index"), as described below. The fee will be accrued daily and payable monthly except as described below.

     Beginning July 1, 2001, the fee equals 1.50% annualized, if the performance of the Measuring Class shares equals the performance of the NASDAQ. A maximum increase to 2.50% annualized is payable if the investment performance of the Measuring Class shares exceeds the performance of the NASDAQ by eight or more percentage points for the performance period and the minimum fee of 0.50% annualized is payable if the performance of the NASDAQ exceeds the performance of the Measuring Class shares by eight or more percentage points for the performance period.


     The initial performance period was from July 1, 2000 through June 30, 2003; thereafter the performance period became a rolling 36-month period. The Basic Fee is increased (or decreased) at the monthly rate of 1/12th of 0.125% depending on the extent, if any, by which the investment performance of the Measuring Class shares exceeds by (or is exceeded by) at least one percentage point (rounded to the higher whole point if exactly one-half) the performance of the NASDAQ for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12th of 1.00%.


     Therefore, beginning in July 2001, the maximum monthly fee is 2.50% annualized, which is payable if the investment performance of the Measuring Class shares exceeds the performance of the NASDAQ by eight or more percentage points for the performance period. Beginning July 2001, the minimum monthly fee is 0.50% annualized and is payable if the performance of the NASDAQ exceeds the investment performance of the Measuring Class shares by eight or more percentage points for the performance period.

      The following table illustrates the full range of permitted increases or decreases to the Basic Fee for Dreyfus Premier NexTech Fund.

             PERCENTAGE POINT
            DIFFERENCE* BETWEEN
            PERFORMANCE OF THE
          MEASURING CLASS SHARES      ADJUSTMENT TO       ANNUAL FEE RATE
             AND THE NASDAQ**        1.50% BASIC FEE        AS ADJUSTED
    -----------------------------    ---------------      ----------------

                     +8                    +1.00%               2.50%
                     +7                    +.875%              2.375%
             +8                    +1.00%               2.50%
                     +7                    +.875%              2.375%
                     +6                     +.75%               2.25%
                     +5                    +.625%              2.125%
                     +4                     +.50%               2.00%
                     +3                    +.375%              1.875%
                     +2                     +.25%               1.75%
                     +1                    +.125%              1.625%
                      0                         0               1.50%
                     -1                    -.125%              1.375%
                     -2                     -.25%               1.25%
                     -3                    -.375%              1.125%
                     -4                     -.50%               1.00%
                     -5                    -.625%               .875%
                     -6                     -.75%                .75%
                     -7                    -.875%               .625%
                     -8                    -1.00%                .50%
--------------------------------
* Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one-half).


** Measured over the performance period, which beginning July 1, 2001 was the period from July 1, 2000 to June 30, 2003, at which time the performance period became a rolling 36-month period ending with the most recent calendar month. During the first twelve months of operations, the Fund paid the Manager the Basic Fee of 1.50% of the Fund's average daily net assets with no performance adjustment.

      For the period from June 26, 2000 (commencement of operations) through April 30, 2001 and for the fiscal years ended April 30, 2002 and 2003, Dreyfus Premier NexTech Fund paid the Manager a management fee of $3,131,108, $846,387 and $270,814, respectively.


     DREYFUS PREMIER ENTERPRISE FUND. During the first twelve-month period of the Fund's operations, the Fund paid the Manager the Basic Fee of 1.25% of the Fund's average daily net assets with no performance adjustment. Beginning December 1, 2001, the Basic Fee is adjusted depending on the extent to which the investment performance of the class of shares (the "Measuring Class") expected to bear the highest total Fund operating expenses, after expenses, exceeds or is exceeded by the percentage change in the investment record of the Russell 2000 Growth Index (the "Russell 2000 Growth" or "Index"), as described below. The fee will be accrued daily and payable monthly except as described below.

     Beginning December 1, 2001, the fee equals 1.25% annualized, if the performance of the Measuring Class shares equals the performance of the Russell 2000 Growth. A maximum increase to 2.05% annualized is payable if the investment performance of the Measuring Class shares exceeds the performance of the Russell 2000 Growth by eight or more percentage points for the performance period and the minimum fee of 0.45% annualized is payable if the performance of the Russell 2000 Growth exceeds the performance of the Measuring Class shares by eight or more percentage points for the performance period.

     The performance period is from December 1, 2000 through the then-current calendar month. After the Fund has had 36 full calendar months of operations, the performance period becomes a rolling 36-month period. The Basic Fee is increased (or decreased) at the monthly rate of 1/12th of 0.10% depending on the extent, if any, by which the investment performance of the Measuring Class shares exceeds by (or is exceeded by) at least one percentage point (rounded to the higher whole point if exactly one-half) the performance of the Russell 2000 Growth for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12th of 0.80%.

     Therefore, beginning in December 2001, the maximum monthly fee is 2.05% annualized, which is payable if the investment performance of the Measuring Class shares exceeds the performance of the Russell 2000 Growth by eight or more percentage points for the performance period. Beginning in December 2001, the minimum monthly fee is 0.45% annualized and is payable if the performance of the Russell 2000 Growth exceeds the investment performance of the Measuring Class shares by eight or more percentage points for the performance period.

      The following table illustrates the full range of permitted increases or decreases to the Basic Fee for Dreyfus Premier Enterprise Fund.

      PERCENTAGE POINT
    DIFFERENCE* BETWEEN
     PERFORMANCE OF THE
 MEASURING CLASS SHARES AND        ADJUSTMENT TO       ANNUAL FEE RATE
 THE RUSSELL 2000 GROWTH**        1.25% BASIC FEE        AS ADJUSTED
 --------------------------       ---------------      ----------------

               +8                        +.80%               2.05%
               +7                        +.70%               1.95%
               +6                        +.60%               1.85%
               +5                        +.50%               1.75%
               +4                        +.40%               1.65%
               +3                        +.30%               1.55%
               +2                        +.20%               1.45%
               +1                        +.10%               1.35%
                0                            0               1.25%
               -1                        -.10%               1.15%
               -2                        -.20%               1.05%
               -3                        -.30%                .95%
               -4                        -.40%                .85%
               -5                        -.50%                .75%
               -6                        -.60%                .65%
               -7                        -.70%                .55%
               -8                        -.80%                .45%

------------------------------
* Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one half).
** Measured over the performance period, which beginning December 1, 2001 is the period from December 1, 2000 to the most recent month-end until November 30, 2003, at which time the performance period will become a rolling 36-month period ending with the most recent calendar month. During the first twelve months of operations, the Fund paid the Manager the Basic Fee of 1.25% of the Fund's average daily net assets with no performance adjustment.


     For the first year of Dreyfus Premier Enterprise Fund's operations, as compensation for Founder's services, the Manager paid Founders a sub-advisory fee at the annual rate of 0.50% of Dreyfus Premier Enterprise Fund's average daily net assets. After that, the Manager has agreed to pay Founders an annual sub-advisory fee equal to one-half of the annual investment advisory fee the Manager receives from Dreyfus Premier Enterprise Fund.

     For the period from November 27, 2000 (commencement of operations) through September 30, 2001, and for the fiscal year ended September 30, 2002, Dreyfus Premier Enterprise Fund paid the Manager a management fee of $329,154 and $1,041,365, respectively. For the period from November 27, 2000 (commencement of operations) through September 30, 2001, and for the fiscal year ended September 30, 2002, the Manager paid Founders a sub-advisory fee of $131,489 and $496,143, respectively.

     DREYFUS PREMIER NEXTECH FUND AND DREYFUS PREMIER ENTERPRISE FUND. Since the adjustment to the Basic Fee for each of Dreyfus Premier NexTech Fund and Dreyfus Premier Enterprise Fund is based on the comparative performance of the Measuring Class shares against the relevant Index, the controlling factor is not whether the performance of the Measuring Class shares is up or down, but whether that performance is up or down more than or less than that of the relevant Index. In addition, the relative performance of the Measuring Class shares against the relevant Index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time.

     The investment performance of the Measuring Class shares during any performance period will be measured by the percentage difference between (i) the opening net asset value ("NAV") of a Measuring Class share and (ii) the sum of
(a) the closing NAV of a Measuring Class share, (b) the value of any dividends and distributions on such share during the period treated as if reinvested in additional Measuring Class shares and (c) the per Measuring Class share value of any capital gains taxes paid or payable by Dreyfus Premier NexTech Fund or Dreyfus Premier Enterprise Fund on undistributed realized long-term capital gains. The measurement of the performance of the Measuring Class shares will not include any effects resulting from the issuance, sale, repurchase or redemption of shares of the Fund. The performance of the relevant Index is measured by the percentage change in the Index between the beginning and the end of the performance period with cash distributions on the securities that constitute the relevant Index being treated as reinvested in the Index.

      DISTRIBUTOR. The Distributor, a wholly-owned subsidiary of the Manager located at 200 Park Avenue, New York, New York 10166, serves as each Fund's distributor on a best efforts basis pursuant to an agreement with the Company which is renewable annually.

     The amounts retained on the sale of each Dreyfus Premier Fund's shares by the Distributor from sales loads, with respect to each Fund's Class A and Class T shares, and from contingent deferred sales charges ("CDSCs"), with respect to each Fund's Class B and Class C shares, are set forth below:


                          DREYFUS PREMIER NEXTECH FUND


                Period from June 26,
                2000 (commencement of
                operations)              Fiscal Year Ended   Fiscal Year Ended
CLASS           THROUGH APRIL 30, 2001   APRIL 30, 2002      APRIL 30, 2003
-----           ----------------------   --------------      --------------

Class A         $642,579                       $ 82,122         $  6,959
Class B         $299,221                       $340,433         $193,447
Class C         $ 45,568                       $ 12,541         $  1,147
Class T         $ 50,396                       $  1,281         $     41



                         DREYFUS PREMIER ENTERPRISE FUND

                             Period from November 27, 2000   Fiscal Year Ended
                             (commencement of operations)    SEPTEMBER 30, 2002
CLASS                        THROUGH SEPTEMBER 30, 2001

Class A                                $47,188                   $35,629
Class B                                $22,822                   $67,878
Class C                                $ 2,767                   $ 6,064
Class T                                $ 1,908                   $   588



                        DREYFUS PREMIER HEALTH CARE FUND

                               Period from November 15, 2002
                               (commencement of initial offering
CLASS                          OF CLASSES) THROUGH APRIL 30, 2003
-----                          ----------------------------------

Class A                                   $506
Class B                                   $  0
Class C                                   $  0
Class T                                   $  1



      The Distributor compensates certain Service Agents for selling Class B and Class C shares at the time of purchase from its own assets. The proceeds of the CDSC and fees pursuant to the Company's Distribution Plan (described below), in part, are used to defray these expenses.

     The  Distributor  may pay Service Agents that have entered into  agreements with the Distributor a fee based on the amount invested through such Service Agents in Fund shares by employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities or state and local governments ("Retirement Plans"), or other programs. The term "Retirement Plans" does not include IRAs, IRA "Rollover Accounts" or IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs"). Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from a Fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

     The Distributor, at its expense, may provide promotional incentives to Service Agents that sell shares of funds advised by the Manager which are sold with a sales load, such as Class A and Class T shares of a Dreyfus Premier Fund. In some instances, those incentives may be offered only to certain Service Agents who have sold or may sell significant amounts of such shares.

      TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of the Manager, 200 Park Avenue, New York, New York 10166, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Fund during the month, and is reimbursed for certain out-of-pocket expenses.

      Mellon Bank, N.A. (the "Custodian"), the Manager's parent, One Mellon Bank Center, Pittsburgh, Pennsylvania 15258, acts as custodian for the investments of each Fund. The Custodian has no part in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. Under a custody agreement with the Company, the Custodian holds each Fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each Fund's assets held in custody and receives certain securities transaction charges.


                                 HOW TO BUY SHARES


     DREYFUS FINANCIAL SERVICES FUND--GENERAL. Shares of the Fund are sold without a sales charge. You may be charged a fee if you effect transactions in shares of the Fund through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.

     The minimum initial investment in Dreyfus Financial Services Fund is $2,500, or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100.
However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant, and $500 for Dreyfus-sponsored Education Savings Account, with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Company's Board, who elect to have all or a portion of their compensation for serving in that capacity automatically allocated to the Fund. The Company reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

     Shares of Dreyfus Financial Services Fund also are offered without regard to the minimum initial investment requirements through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.


      Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agents in this regard.


     Shares of Dreyfus Financial Services Fund are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."


     For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     DREYFUS PREMIER FUNDS--GENERAL. Class A shares, Class B shares, Class C shares and Class T shares of the Dreyfus Premier Funds may be purchased only by clients of Service Agents, except that full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing may purchase Class A shares directly through the Distributor. Subsequent purchases may be sent directly to the Transfer Agent or your Service Agent.

     Class R shares of Dreyfus Premier Health Care Fund are offered only to (i) bank trust departments and other financial service providers (including Mellon Bank, N.A. and its affiliates) acting on behalf of their customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold Class R shares of a Fund distributed to them by virtue of such an account or relationship, and (ii) institutional investors acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs. Class R shares may be purchased for a Retirement Plan or SEP-IRA only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Retirement Plan or SEP-IRA. In addition, holders of Class R shares of a Fund who have held their shares since June 5, 2003 may continue to purchase Class R shares of the Fund for their existing accounts whether or not they would otherwise be eligible to do so. Institutions effecting transactions in Class R shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

     When purchasing shares of a Dreyfus Premier Fund, you must specify which Class is being purchased. Share certificates are issued only upon your written request. No certificates are issued for fractional shares. The Company reserves the right to reject any purchase order.

     Service Agents may receive different levels of compensation for selling different Classes of shares. Management understands that some Service Agents may impose certain conditions on their clients which are different from those described in the relevant Fund's Prospectus and this Statement of Additional Information, and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. You should consult your Service Agent in this regard.

     The minimum initial investment in Dreyfus Premier NexTech Fund is $10,000, and the minimum initial investment in Dreyfus Premier Enterprise Fund and Dreyfus Premier Health Care Fund is $1,000. Subsequent investments must be at least $100. However, the minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education Savings Accounts with no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment for shares of Dreyfus Premier NexTech Fund is $2,500. The Company reserves the right to offer its shares without regard to minimum purchase requirements to employees participating in certain Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Company. The Company reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Because Dreyfus Premier Enterprise Fund currently intends to close to additional investment after it reaches total assets of approximately $300 million it is not offered to 401(k) and other group retirement plans and may not be an appropriate investment for other programs that require continuing investment.

     The Code imposes various limitations on the amount that may be contributed to certain Retirement Plans. These limitations apply with respect to participants at the plan level and, therefore, do not directly affect the amount that may be invested in a Fund by a Retirement Plan. Participants and plan sponsors should consult their tax advisers for details.

     Shares of Dreyfus Premier NexTech Fund and Dreyfus Premier Health Care Fund also may be purchased through Dreyfus-AUTOMATIC Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

      Shares of each Dreyfus Premier Fund are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), on each day the New York Stock Exchange is open for regular business. For purposes of determining net asset value, certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. For information regarding the methods employed in valuing the Funds' investments, see "Determination of Net Asset Value."

     If an order is received in proper form by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund by the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on a business day, Fund shares will be purchased at the public offering price determined as of the closing of trading on the floor of the New York Stock Exchange on that day. Otherwise, Fund shares will be purchased at the public offering price determined as of the close of trading on the floor of the New York Stock Exchange on the next business day, except where shares are purchased through a dealer as provided below.

     Orders for the purchase of Dreyfus Premier Fund shares received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee by the close of its business day (usually 5:15 p.m., Eastern time) will be based on the public offering price per share determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the orders will be based on the next determined public offering price. It is the dealer's responsibility to transmit orders so that they will be received by the Distributor or its designee before the close of its business day. For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

     DREYFUS PREMIER FUNDS--CLASS A SHARES. The public offering price for Class A shares is the net asset value per share of that Class plus, except for shareholders beneficially owning shares of Dreyfus Premier Health Care Fund on November 14, 2002, a sales load as shown below:

                             Total Sales Load -- Class A Shares
                             ----------------------------------
                                                                   Dealers'
                                 As a % of      As a % of net   Reallowance as
                                  offering          asset       a % of offering
    Amount of Transaction     price per share  value per share       price
  -----------------------     ---------------  ---------------  --------------

Less than $50,000                   5.75            6.10             5.00
$50,000 to less than $100,000       4.50            4.70             3.75
$100,000 to less than               3.50            3.60             2.75
$250,000
$250,000 to less than               2.50            2.60             2.25
$500,000
$500,000 to less than               2.00            2.00             1.75
$1,000,000
$1,000,000 or more                  -0-              -0-              -0-

     A CDSC of 1% will be assessed at the time of redemption of Class A shares purchased without an initial sales charge as part of an investment of at least $1,000,000 or purchased through "wrap accounts" or similar programs described below and redeemed within one year of purchase. This provision does not apply to a Class A shareholder of Dreyfus Premier Health Care Fund who beneficially owned shares of the Fund on November 14, 2002. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC.

     The scale of sales loads applies to purchases of Class A shares made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account trust estate or a single fiduciary account (including a pension, profit-sharing, or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense.

     Set forth below is an example of the method of computing the offering price of Class A shares of each Dreyfus Premier Fund. The example assumes a purchase of Class A shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon a net asset value of the Fund's Class A shares as of September 30, 2002 for Dreyfus Premier Enterprise Fund, and as of April 30, 2003 for Dreyfus Premier NexTech Fund and Dreyfus Premier Health Care Fund:

                                                         Dreyfus      Dreyfus
                                           Dreyfus       Premier      Premier
                                           Premier     Enterprise   Health Care
                                        NexTech Fund      Fund          Fund
                                           Class A       Class A      Class A
                                           -------       -------      -------

Net Asset Value Per Share..............     $2.89        $11.64        $10.80
Per Share Sales Charge
  Class A - 5.75% of offering price
   (6.10% of net asset value per Share       0.18          0.71          0.66
                                             ----          ----          ----
Per Share Offering Price to the Public.     $3.07        $12.35        $11.46
                                             ====         =====         =====


     DREYFUS PREMIER FUNDS--CLASS B SHARES. The public offering price for Class B shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on certain redemptions of Class B shares and as described in the relevant Fund's Prospectus and in this Statement of Additional Information under "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

      Approximately six years after the date of purchase, Class B shares automatically will convert to Class A shares, based on the relative net asset values for shares of each such Class. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares held by the shareholder, excluding shares acquired through the reinvestment of dividends and distributions.

     DREYFUS PREMIER FUNDS--CLASS C SHARES. The public offering price for Class C shares is the net asset value per share of that Class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class C Shares."

      DREYFUS PREMIER FUNDS--CLASS R SHARES. (Dreyfus Premier Health Care Fund only) The public offering price for Class R shares is the net asset value per share of that Class.

     DREYFUS PREMIER FUNDS--CLASS T SHARES. The public offering price for Class T shares is the net asset value per share of that Class plus a sales load as shown below:


                           Total Sales Load -- Class T Shares
                           ----------------------------------
                                                 As a % of
                                 As a % of       net asset        Dealers'
                                  offering       value per    Reallowance as a
 Amount of Transaction        price per share      share     % of offering price
 ---------------------       ----------------    --------    -------------------

Less than $50,000                   4.50           4.70             4.00

$50,000 to less than $100,000       4.00           4.20             3.50

$100,000 to less than               3.00           3.10             2.50
$250,000

$250,000 to less than               2.00           2.00             1.75
$500,000

$500,000 to less than               1.50           1.50             1.25
$1,000,000

$1,000,000 or more                  -0-             -0-              -0-

      A CDSC of 1% will be assessed at the time of redemption of Class T shares purchased without an initial sales charge as part of an investment of at least $1,000,000 and redeemed within one year of purchase. The Distributor may pay Service Agents an amount up to 1% of the net asset value of Class T shares purchased by their clients that are subject to a CDSC. Because the expenses associated with Class A shares will be lower than those associated with Class T shares, purchasers investing $1,000,000 or more in a Fund generally will find it beneficial to purchase Class A shares rather than Class T shares.

     The scale of sales loads applies to purchases of Class T shares made by any "purchaser," as defined above for Class A shares.

     Set forth below is an example of the method of computing the offering price of Class T shares of each Dreyfus Premier Fund. The example assumes a purchase of Class T shares of the Fund aggregating less than $50,000, subject to the schedule of sales charges set forth above at a price based upon a net asset value of the Fund's Class T shares as of September 30, 2002 for Dreyfus Premier Enterprise Fund, and as of April 30, 2003 for Dreyfus Premier NexTech Fund and for Dreyfus Premier Health Care Fund:

                                                       Dreyfus       Dreyfus
                                                       Premier       Premier
                                    Dreyfus Premier  Enterprise       Health
                                     NexTech Fund       Fund        Care Fund
                                    --------------   ----------     ---------


Net Asset Value Per Share..........      $2.87         $11.58         $10.80
Per Share Sales Charge
      Class T - 4.50% of offering
      price

      (4.70% of net asset value per
      share)...........................   0.14           0.55           0.51
                                          ----           ----           ----
Per Share Offering Price to the Public   $3.01         $12.13         $11.31
                                          ====          =====          =====



     DREYFUS PREMIER FUNDS--DEALERS' REALLOWANCE--CLASS A AND CLASS T SHARES. The dealer reallowance provided with respect to Class A and Class T shares may be changed from time to time but will remain the same for all dealers.

     DREYFUS PREMIER FUNDS - CLASS A OR CLASS T SHARES OFFERED AT NET ASSET VALUE. Full-time employees of member firms of the NASD and full-time employees of other financial institutions which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage related or clearing arrangement with an NASD member firm or financial institution with respect to the sale of such shares) may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if Fund shares are offered to such plans or programs), or for their spouses or minor children, at net asset value, provided that they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. This privilege also applies to full-time employees of financial institutions affiliated with NASD member firms whose full-time employees are eligible to purchase Class A shares at net asset value. In addition, Class A shares are offered at net asset value to full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Company's Board, or the spouse or minor child of any of the foregoing.

      Class A shares may be purchased at net asset value through certain broker-dealers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer or other financial institution.

     Class A shares also may be purchased at net asset value, subject to appropriate documentation, by (i) qualified separate accounts maintained by an insurance company pursuant to the laws of any State or territory of the United States, (ii) a State, county or city or instrumentality thereof, (iii) a charitable organization (as defined in Section 501(c)(3) of the Code) investing $50,000 or more in Fund shares, and (iv) a charitable remainder trust (as defined in Section 501(c)(3) of the Code).

     Class A and Class T shares are offered at net asset value without a sales load to employees participating in Retirement Plans. Class A and Class T shares also may be purchased (including by exchange) at net asset value without a sales load for Dreyfus-sponsored IRA "Rollover Accounts" with the distribution proceeds from a qualified retirement plan or a Dreyfus-sponsored 403(b)(7) plan, provided that, at the time of such distribution, such qualified retirement plan or Dreyfus-sponsored 403(b)(7) plan invested all or a portion of its assets in funds in the Dreyfus Premier Family of Funds or the Dreyfus Family of Funds, or certain funds advised by Founders, or certain other products made available by the Distributor to such plans. Dreyfus Premier Enterprise Fund shares, however, are not offered to 401(k) and other group retirement plans.

     Class T shares also may be purchased at net asset value, subject to appropriate documentation, through a broker-dealer or other financial institution with the proceeds from the redemption of shares of a registered open-end management investment company not managed by the Manager or its affiliates. The purchase of Class T shares of a Fund must be made within 60 days of such redemption and the shares redeemed must have been subject to an initial sales charge or a contingent deferred sales charge.

     DREYFUS PREMIER FUNDS--RIGHT OF ACCUMULATION--CLASS A AND CLASS T SHARES. Reduced sales loads apply to any purchase of Class A and Class T shares by you and any related "purchaser" as defined above, where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Class A or Class T shares of a Dreyfus Premier Fund, or shares of certain other funds advised by the Manager or Founders which are subject to a sales load or shares acquired by a previous exchange of such shares (hereinafter referred to as "Eligible Funds"), or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A or Class T shares of such Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price in the case of Class A shares or 4.00% of the offering price in the case of Class T shares. All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

     To qualify at the time of purchase, you or your Service Agent must notify the Distributor if orders are made by wire, or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

      DREYFUS TELETRANSFER PRIVILEGE. (All Funds) You may purchase Fund shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House ("ACH") member may be so designated.

     Dreyfus TELETRANSFER purchase orders may be made at any time. Purchase orders received by 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TELETRANSFER Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See "How to Redeem Shares--Dreyfus TELETRANSFER Privilege."

     REOPENING AN ACCOUNT. (All Funds) You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.


                  DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN


      Class B, Class C and Class T shares of each Dreyfus Premier Fund are subject to a Distribution Plan, and Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund and shares of Dreyfus Financial Services Fund are subject to a Shareholder Services Plan.


     DISTRIBUTION PLAN. (Dreyfus Premier Funds only) Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") with respect to each Dreyfus Premier Fund's Class B, Class C and Class T shares pursuant to which the Fund pays the Distributor for distributing each such Class of shares at the annual rate of 0.75% of the value of the average daily net assets of Class B and Class C shares and 0.25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit each Dreyfus Premier Fund and the holders of its Class B, Class C and Class T shares.

     A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which holders of a Dreyfus Premier Fund's Class B, Class C or Class T shares may bear pursuant to the Distribution Plan without the approval of the holders of such shares and that other material amendments of the Distribution Plan must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Dreyfus Premier Fund, the Distribution Plan is subject to annual approval by such vote of the Board cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the relevant Class of shares of a Dreyfus Premier Fund, the Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of such Class of shares.


     For the fiscal year ended April 30, 2003, Dreyfus Premier NexTech Fund paid the Distributor $196,609, $65,733 and $3,595 with respect to its Class B, Class C and Class T shares, respectively, pursuant to the Distribution Plan. For the fiscal year ended September 30, 2002, Dreyfus Premier Enterprise Fund paid the Distributor $112,133, $110,453 and $1,119 with respect to its Class B, Class C and Class T shares, respectively, pursuant to the Distribution Plan. For the period November 15, 2002 (commencement of initial offering of classes) through April 30, 2003, Dreyfus Premier Health Care Fund paid the Distributor $7, $10 and $1 with respect to its Class B, Class C and Class T shares, respectively, pursuant to the Distribution Plan.

      SHAREHOLDER SERVICES PLAN. (All Funds) The Company has adopted a Shareholder Services Plan with respect to Class A, Class B, Class C and Class T shares of each Dreyfus Premier Fund and shares of Dreyfus Financial Services Fund. Pursuant to the Shareholder Services Plan, each Fund pays the Distributor for the provision of certain services to the holders of such shares a fee at the annual rate of 0.25% of the value of the average daily net assets of the shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to certain Service Agents in respect of these services.


     A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. As to each Fund and relevant Class of shares, the Shareholder Services Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.


     For the fiscal year ended April 30, 2003, Dreyfus Premier Health Care Fund paid the Distributor $3,916 with respect to its Class A shares, and, for the period November 15, 2002 (commencement of initial offering of classes) through April 30, 2003, the Fund paid the Distributor $2, $4 and $1 with respect to its Class B, Class C and Class T shares, respectively, pursuant to the Shareholder Services Plan. For the fiscal year ended April 30, 2003, Dreyfus Premier NexTech Fund paid the Distributor $44,365, $65,536, $21,911 and $3,595 with respect to its Class A, Class B, Class C and Class T shares, respectively, pursuant to the Shareholder Services Plan. For the fiscal year ended September 30, 2002, Dreyfus Premier Enterprise Fund paid the Distributor $57,046, $37,378, $36,818 and $1,119 with respect to its Class A, Class B, Class C and Class T shares, respectively, pursuant to the Shareholder Services Plan. For the period from December 28, 2001 (commencement of operations) through September 30, 2002, Dreyfus Financial Services Fund paid the Distributor $1,872 pursuant to the Shareholder Services Plan.


                               HOW TO REDEEM SHARES

     GENERAL. (All Funds) Each Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TELETRANSFER Privilege or through Dreyfus-AUTOMATIC Asset Builder(R) (which is not available for Dreyfus Premier Enterprise Fund) and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay sending the redemption proceeds for up to eight business days after the purchase of such shares. In addition, a Fund will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TELETRANSFER Privilege for a period of up to eight days after receipt by the Transfer Agent of the purchase check, the Dreyfus TELETRANSFER purchase or the Dreyfus-AUTOMATIC Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

      If you hold shares of more than one Class of a Dreyfus Premier Fund, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.


     REDEMPTION FEE. (Dreyfus Financial Services Fund only) The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than 30 days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 30-day holding period, the Fund will employ the "first in, first-out" method, which assumes that the shares you are redeeming or exchanging are the ones you have held the longest.


     No redemption  fee will be charged on the  redemption or exchange of shares
(1) through the Fund's Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts reflected on the records of the Transfer Agent as omnibus accounts approved by the Distributor, (3) through accounts established by Service Agents approved by the Distributor that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.

     CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. (Dreyfus Premier Funds only) A CDSC payable to the Distributor is imposed on any redemption of Class B shares which reduces the current net asset value of your Class B shares to an amount which is lower than the dollar amount of all payments by you for the purchase of Class B shares of the Fund held by you at the time of redemption. No CDSC will be imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (i) the current net asset value of Class B shares acquired through reinvestment of dividends or capital gain distributions, plus (ii) increases in the net asset value of your Class B shares above the dollar amount of all your payments for the purchase of Class B shares held by you at the time of redemption.

     If the aggregate value of Class B shares redeemed has declined below their original cost as a result of the Fund's performance, a CDSC may be applied to the then-current net asset value rather than the purchase price.

      In circumstances where the CDSC is imposed, the amount of the charge will depend on the number of years from the time you purchased the Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of Class B shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

      The following table sets forth the rates of the CDSC for Class B shares:



                                          CDSC as a % of
                Year Since              Amount Invested or
             Purchase Payment          Redemption Proceeds
                 Was Made              (whichever is less)
       ------------------------        --------------------

       First........................             4.00
       Second.......................             4.00
       Third........................             3.00
       Fourth.......................             3.00
       Fifth........................             2.00
       Sixth........................             1.00


     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value of Class B shares above the total amounts of payments for the purchase of Class B shares made during the preceding six years; and finally, of amounts representing the cost of shares held for the longest period.

     For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through dividend reinvestment. During the second year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represented appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

      CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES. (Dreyfus Premier Funds only) A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. The basis for calculating the payment of any such CDSC will be the method used in calculating the CDSC for Class B shares. See "Contingent Deferred Sales Charge--Class B Shares" above.

     WAIVER OF CDSC. (Dreyfus Premier Funds only) The CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by employees participating in Retirement Plans, (c) redemptions as a result of a combination of any investment company with the Fund by merger, acquisition of assets or otherwise, (d) a distribution following retirement under a tax-deferred retirement plan or upon attaining age 70-1/2 in the case of an IRA or Keogh plan or custodial account pursuant to Section 403(b) of the Code, and (e) redemptions pursuant to the Automatic Withdrawal Plan, as described below. If the Company's Board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any Fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the relevant Fund's Prospectus or this Statement of Additional Information at the time of the purchase of such shares.

     To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your entitlement.

     REDEMPTION THROUGH A SELECTED DEALER. (Dreyfus Premier Funds only) If you are a customer of a Selected Dealer, you may make redemption requests to your Selected Dealer. If the Selected Dealer transmits the redemption request so that it is received by the Transfer Agent prior to the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time), the redemption request will be effective on that day. If a redemption request is received by the Transfer Agent after the close of trading on the floor of the New York Stock Exchange, the redemption request will be effective on the next business day. It is the responsibility of the Selected Dealer to transmit a request so that it is received in a timely manner. The proceeds of the redemption are credited to your account with the Selected Dealer. See "How to Buy Shares" for a discussion of additional conditions or fees that may be imposed upon redemption.

      In addition, the Distributor or its designee will accept orders from Selected Dealers with which the Distributor has sales agreements for the repurchase of shares held by shareholders. Repurchase orders received by dealers by the close of trading on the floor of the New York Stock Exchange on any business day and transmitted to the Distributor or its designee prior to the close of its business day (usually 5:15 p.m., Eastern time), are effected at the price determined as of the close of trading on the floor of the New York Stock Exchange on that day. Otherwise, the shares will be redeemed at the next determined net asset value. It is the responsibility of the Selected Dealer to transmit orders on a timely basis. The Selected Dealer may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

     REINVESTMENT PRIVILEGE. (Dreyfus Premier Funds only) Upon written request, you may reinvest up to the number of Class A, Class B or Class T shares you have redeemed, within 45 days of redemption, at the then-prevailing net asset value without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, with respect to Class B shares, or Class A or Class T shares if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once.

     WIRE REDEMPTION PRIVILEGE. (All Funds) By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

      To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Signatures."

      DREYFUS TELETRANSFER PRIVILEGE. (All Funds) You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TELETRANSFER Privilege, any request for a Dreyfus TELETRANSFER transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "How to Buy Shares--Dreyfus TELETRANSFER Privilege."

     SHARE CERTIFICATES; SIGNATURES. (All Funds) Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call the telephone number listed on the cover.

     REDEMPTION COMMITMENT. (All Funds) The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

      SUSPENSION OF REDEMPTIONS. (All Funds) The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.


                               SHAREHOLDER SERVICES


     FUND EXCHANGES. You may purchase, in exchange for shares of Dreyfus Financial Services Fund, shares of certain other funds managed or administered by the Manager or shares of certain funds advised by Founders, to the extent such shares are offered for sale in your state of residence. A 1% redemption fee will be charged upon an exchange of Fund shares (except for a Dreyfus Premier
Fund), where the exchange occurs less than 30 days following the issuance of such shares. You may purchase, in exchange for shares of a Dreyfus Premier Fund, shares of the same Class of another fund in the Dreyfus Premier Family of Funds, shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and, with respect to Class T shares of a Dreyfus Premier Fund, Class A shares of certain Dreyfus Premier fixed-income funds, to the extent such shares are offered for sale in your state of residence. Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:


     A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

     B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

     C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.


     D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.


     E. Shares of funds subject to a CDSC exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

      To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of Fund shares and your account number.

     Dreyfus Premier Fund shares subject to a CDSC also may be exchanged for shares of Dreyfus Worldwide Dollar Money Market Fund, Inc. The shares so purchased will be held in a special account created solely for this purpose ("Exchange Account"). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by the Manager. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable Fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares." Redemption proceeds for Exchange Account shares are paid by Federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege, Dreyfus Dividend Sweep and the Automatic Withdrawal Plan.

     To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online. The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this privilege. By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express(R) voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. No fees currently are charged shareholders directly in connection with exchanges, although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

      To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

      Exchanges of Class R shares held by a retirement plan may be made only between the investor's retirement plan account in one fund and such investor's retirement plan account in another fund.

     During times of drastic economic or market conditions, the Company may suspend Fund Exchanges temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

     DREYFUS AUTO-EXCHANGE PRIVILEGE. (All Funds, except Dreyfus Premier Enterprise Fund) Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, shares of another fund of which you are a shareholder as described above under "Fund Exchanges." This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you. You will be notified if your account falls below the amount designated to be exchanged under this Privilege. In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA accounts and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

     Fund Exchanges and Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations.

      Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561 or visiting the Dreyfus.com website. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

      DREYFUS-AUTOMATIC ASSET BUILDER(R). (All Funds, except Dreyfus Premier Enterprise Fund) Dreyfus-AUTOMATIC Asset Builder permits you to purchase the Fund's shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

     DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE. (All Funds, except Dreyfus Premier Enterprise Fund) Dreyfus Government Direct Deposit Privilege enables you to purchase the Fund's shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans' military or other payments from the U.S. Government automatically deposited into your fund account. You may deposit as much of such payments as you elect.

     DREYFUS PAYROLL SAVINGS PLAN. (All Funds, except Dreyfus Premier Enterprise
Fund) Dreyfus Payroll Savings Plan permits you to purchase the Fund's shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.


     DREYFUS STEP PROGRAM. (Dreyfus Financial Services Fund only) Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder(R), Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. If you wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan, you may do so only for IRAs, SEP-IRAs and rollover IRAs.

     DREYFUS DIVIDEND  OPTIONS.  (All Funds,  except Dreyfus Premier  Enterprise
Fund) Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from Dreyfus Financial Services Fund in shares of another fund in the Dreyfus Family of Funds or shares of a fund advised by Founders or, with respect to dividends or dividends and distributions from Dreyfus Premier NexTech Fund or Dreyfus Premier Health Care Fund, in shares of the same Class of another fund in the Dreyfus Premier Family of Funds (not including Dreyfus Premier Enterprise Fund), shares of the same Class of certain funds advised by Founders, or shares of certain other funds in the Dreyfus Family of Funds, and with respect to Class T shares of the Fund, Class A shares of certain Dreyfus Premier fixed-income funds, of which you are a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:


     A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

     B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.


     C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by a fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.


     D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.


      Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from Dreyfus Premier NexTech Fund, Dreyfus Premier Health Care Fund or Dreyfus Financial Services Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.


     AUTOMATIC  WITHDRAWAL PLAN. (All Funds,  except Dreyfus Premier  Enterprise
Fund) The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be terminated at any time by you, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

     With respect to Dreyfus Premier NexTech Fund and Dreyfus Premier Health Care Fund, no CDSC with respect to Class B shares of the Fund will be imposed on withdrawals made under the Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Automatic Withdrawal Plan, or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class B shares under the Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A and Class T shares subject to a CDSC and Class C shares under the Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A and Class T shares where the sales load is imposed concurrently with withdrawals of Class A and Class T shares generally are undesirable.

     Certain retirement plans, including Dreyfus-sponsored retirement plans, may permit certain participants to establish an automatic withdrawal plan from such retirement plans. Participants should consult their retirement plan sponsor and tax adviser for details. Such a withdrawal plan is different than the Automatic Withdrawal Plan.

     LETTER OF INTENT - CLASS A AND CLASS T SHARES. (Dreyfus Premier NexTech Fund and Dreyfus Premier Health Care Fund only) By signing a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A and Class T shares based on the total number of shares of Eligible Funds (as defined under "Right of Accumulation" above) purchased by you and any related "purchaser" (as defined above) in a 13-month period pursuant to the terms and conditions set forth in the Letter of Intent. Shares of any Eligible Fund purchased within 90 days prior to the submission of the Letter of Intent may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-554-4611.

     Each purchase you make during the 13-month period (which begins on the date you submit the Letter of Intent) will be at the public offering price applicable to a single transaction of the aggregate dollar amount you select in the Letter of Intent. The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not purchase the full amount indicated in the Letter of Intent. When you fulfill the terms of the Letter of Intent by purchasing the specified amount the escrowed amount will be released and additional shares representing such amount credited to your account. If your purchases meet the total minimum investment amount specified in the Letter of Intent within the 13-month period, an adjustment will be made at the conclusion of the 13-month period to reflect any reduced sales load applicable to shares purchased during the 90-day period prior to submission of the Letter of Intent. If your purchases qualify for a further sales load reduction, the sales load will be adjusted to reflect your total purchase at the end of 13 months. If total purchases are less than the amount specified, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A or Class T shares of the Fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Signing a Letter of Intent does not bind you to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A or Class T shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current net asset value plus the applicable sales load in effect at the time such Letter of Intent was submitted.


     CORPORATE PENSION/PROFIT-SHARING AND RETIREMENT PLANS. (All Funds) The Company makes available to corporations a variety of prototype pension and profit-sharing plans, including a 401(k) Salary Reduction Plan. In addition, the Company makes available Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs), Education Savings Accounts, 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. Dreyfus Premier Enterprise Fund shares, however, are not offered to 401(k) and other group retirement plans.


      If you wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, you may request from the Distributor forms for adoption of such plans.

     The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      SHARES MAY BE PURCHASED IN CONNECTION WITH THESE PLANS ONLY BY DIRECT REMITTANCE TO THE ENTITY ACTING AS CUSTODIAN. PURCHASES FOR THESE PLANS MAY NOT BE MADE IN ADVANCE OF RECEIPT OF FUNDS.

      You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and you should consult a tax adviser.


                         DETERMINATION OF NET ASSET VALUE


     VALUATION OF PORTFOLIO SECURITIES. Each Fund's portfolio securities, including covered call options written by the Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except that open short positions are valued at the asked price. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager. Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Fund's securities. Short-term investments may be carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and the Shareholder Services Plan, if applicable, are accrued daily and taken into account for the purpose of determining the net asset value of the relevant Fund's shares. Because of the differences in operating expenses incurred by each Class of shares of the Dreyfus Premier Funds, the per share net asset value of each Class of shares of the Funds will differ.


      Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, are not valued by a pricing service approved by the Board, or are determined by the Company not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the Company to have changed the value of the security), are valued at fair value as determined in good faith based on procedures approved by the Company's Board. The valuation of a security based on fair value procedures may differ from the security's most recent closing price, and from the prices used by other mutual funds to calculate their net asset values. Restricted securities which are, or are convertible into, securities of the same class of other securities for which a public market exists usually will be valued at such market value less the same percentage discount at which the restricted securities were purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



                        DIVIDENDS, DISTRIBUTIONS AND TAXES


     Management believes that each Fund has qualified as a "regulated investment company" under the Code for its most recent fiscal year end. Each Fund intends to continue to so qualify, as a "regulated investment company" under the Code, if such qualification is in the best interest of its shareholders. As a regulated investment company, the Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent such income and gains are distributed to shareholders. To qualify as a regulated investment company, the Fund must distribute at least 90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders and meet certain asset diversification and other requirements. If a Fund does not qualify as a regulated investment company, it will be treated for tax purposes as an ordinary corporation subject to Federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.


      If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at net asset value. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Any dividend or distribution paid shortly after your purchase may have the effect of reducing the aggregate net asset value of your shares below the cost of your investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated in the relevant Fund's Prospectus. In addition, if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.


     In general, dividends (other than capital gain dividends) paid by the Fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the Fund's income consists of dividends paid by U.S. corporations and certain foreign corporations on shares that have been held by the Fund for at least 61 days during the 120-day period commencing 60 days before the shares become ex-dividend. In order to be eligible for the preferential rate, the investor in the Fund must have held his or her shares in the Fund for at least 61 days during the 120-day period commencing 60 days before the Fund shares become ex-dividend. Additional restrictions on an investor's qualification for the preferential rate may apply.


     In general, dividends (other than capital gain dividends) paid by a Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor in the Fund must have held its shares in the Fund for at least 46 days during the 90-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

      Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income. Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

     Gain or loss, if any, realized by a Fund from certain forward contracts and options transactions ("Section 1256 contracts") will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of Section 1256 contracts as well as from closing transactions. In addition, any Section 1256 contracts remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by a Fund involving certain futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles." To the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting position. In addition, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income. Certain of the straddle positions held by the Fund may constitute "mixed straddles." The Fund may make one or more elections with respect to the treatment of "mixed straddles," resulting in different tax consequences. In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

     If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

     If a Fund enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other regulated investment companies, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly by the Fund during the term of the derivative contract. Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge. The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

     Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required each year to accrue a portion of the discount (or deemed discount) at which the securities were issued and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy the distribution requirements.

     If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities held beyond the end of the Fund's taxable year may be treated as ordinary income.

     Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Company could subject you to a $50 penalty imposed by the Internal Revenue Service.


                              PORTFOLIO TRANSACTIONS

     GENERAL. (All Funds) The Manager assumes general supervision over the placement of securities buy and sell orders on behalf of the funds it manages. In choosing brokers, the Manager evaluates the ability of the broker to execute the particular transaction (taking into account the market for the stock and the size of the order) at the best combination of price and quality of execution. In selecting brokers no factor is necessarily determinative, and seeking to obtain best execution for all trades takes precedence over all other considerations. Brokers are selected after a review of all relevant criteria, including: the actual price to be paid for the shares; the broker's knowledge of the market for the particular stock; the broker's reliability; the broker's integrity or ability to maintain confidentiality; the broker's research capability; commission rates; the broker's ability to ensure that the shares will be delivered on settlement date; the broker's ability to handle specific orders of various size and complexity; the broker's financial condition; the broker's willingness to commit capital; and the sale by the broker of funds managed by the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund). At various times and for various reasons, certain factors will be more important than others in determining which broker to use.

     The Manager has adopted written trade allocation procedures for its equity and fixed income trading desks. Under the procedures, portfolio managers and the trading desks ordinarily will seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one account. In some cases, this policy may adversely affect the price paid or received by an account, or the size of the position obtained or liquidated. Generally, bunched trades will be allocated among the participating accounts based on the number of shares designated for each account on the trade order. If securities available are insufficient to satisfy the requirements of the participating accounts, available securities generally are allocated among accounts pro rata, based on order sizes. In the case of debt securities, the pro rata allocation is based on the accounts' asset sizes. In allocating trades made on a combined basis, the trading desks seek to achieve the same net unit price of the securities for each participating account. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the trade allocation procedures allow the allocation of securities on a basis other than pro rata. For example, adjustments may be made to eliminate de minimis positions, to give priority to accounts with specialized investment policies and objectives or to consider the unique characteristics of certain accounts (e.g., available cash, industry or issuer concentration, duration, credit exposure).

     The Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) may deem it appropriate for one of its accounts to sell a security while another of its accounts is purchasing the same security. Under such circumstances, the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) may arrange to have the purchase and sale transaction effected directly between its accounts ("cross transactions"). Cross transactions will be effected pursuant to procedures adopted under Rule 17a-7 under the 1940 Act.


     Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager (or Founders with respect to Dreyfus Premier Enterprise Fund) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

     For the period June 26, 2000 (commencement of operations) through April 30, 2001, and for the fiscal years ended April 30, 2002 and 2003, Dreyfus Premier NexTech Fund paid total brokerage commissions of $303,493, $335,250 and $417,705, respectively, and the concessions on principal transactions totaled $1,268,787, $1,120 and $2, respectively, none of which was paid to the Distributor. For the period June 29, 2001 (commencement of operations) through April 30, 2002 and for the fiscal year ended April 30, 2003, Dreyfus Premier Health Care Fund paid total brokerage commissions of $7,426 and $13,723, respectively, and the concessions on principal transactions were $0 and $149, respectively, none of which was paid to the Distributor. For the period November 27, 2000 (commencement of operations) through September 30, 2001, and for the fiscal year ended September 30, 2002, Dreyfus Premier Enterprise Fund paid total brokerage commissions of $36,328 and $500,562, respectively, and the concessions on principal transactions totaled $502,347 and $497,253, respectively, none of which was paid to the Distributor. For the period December 28, 2001 (commencement of operations) through September 30, 2002, Dreyfus Financial Services Fund paid total brokerage commissions of $2,247 and the concessions on principal transactions totaled $76, none of which was paid to the Distributor.


      The Company contemplates that, consistent with the policy of obtaining prompt execution of orders at the most favorable net price, brokerage transactions may be conducted through the Manager, Founders or their affiliates. The Company's Board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to the Manager, Founders or their affiliates are reasonable and fair.


     During the fiscal year ended April 30, 2002, Dreyfus Premier NexTech Fund paid brokerage commissions of $18,028 to an affiliate of the Manager. This amount represented approximately 5% of the aggregate brokerage commissions paid by Dreyfus Premier NexTech Fund for transactions involving approximately 7% of the aggregate dollar value of transactions for which Dreyfus Premier NexTech Fund paid brokerage commissions. During the fiscal year ended April 30, 2003, Dreyfus Premier NexTech Fund did not pay brokerage commissions to an affiliate of the Manager.

     IPO ALLOCATIONS. (All Funds, except Dreyfus Premier Enterprise Fund) The Manager has adopted IPO procedures that require portfolio managers seeking to participate in an IPO to use reasonable efforts to indicate their interest in the IPO, in writing, to Dreyfus' Equity Trading Desk at least 24 hours before the pricing of the shares offered in the IPO. Generally, the number of shares requested by a portfolio manager must be limited to the number of IPO shares which, if received, would not exceed a position that is .50% greater than the fund's average equity position.

      Portfolio managers may specify a minimum number of shares deemed to be an adequate allocation for a fund, and will not receive an allocation of less than the number of shares so specified. Portfolio managers must accept an allocation that is equal to or greater than the minimum number of shares requested, but are not required to accept shares in excess of the amount requested. Any DE MINIMIS adjustment may result in larger funds participating in IPOs to a lesser extent than smaller funds.

     A portfolio manager who indicates an interest in participating in an IPO on behalf of less than all of the funds under his or her management must explain why shares are not being requested on behalf of each non-participating fund.

      Based on the indications of interest, the Equity Trading Desk establishes an appropriate order size for each fund. In establishing the appropriate order sizes, the following factors may be considered: (i) the number of shares requested for each fund; (ii) the relative size of each fund; (iii) each fund's investment objectives, style and portfolio compositions; and (iv) any other factors relevant to achieving a fair and equitable allocation among funds.

     If there are insufficient securities to satisfy all orders, allocations are generally made among participating funds PRO RATA on the basis of each fund's order size. Allocations may deviate from a strict PRO RATA allocation if the Chief Investment Officer or his designee determines that it is fair and equitable to allocate on other than a PRO RATA basis.

     Certain funds or groups of funds (each a "Rotational Group") may participate in IPOs on a rotational basis. Each Rotational Group participates in an IPO based on a pre-determined sequential order and only one Rotational Group may participate in a particular IPO. Shares allocated to a Rotational Group generally are re-allocated PRO RATA to the funds in the group based on the order size as determined by the Equity Trading Desk.

     IPO ALLOCATIONS. (Dreyfus Premier Enterprise Fund only) Dreyfus Premier Enterprise Fund's portfolio managers are employees of Founders and are subject to the IPO procedures of Founders. Under the procedures, all portfolio managers seeking to participate in an IPO must inform the Trading Department Manager, or her designee, of the accounts for which the offering would be suitable at least 24 hours prior to the time the offering is to be priced or the books are to be closed, whichever occurs first. If it is not possible to give this notice, the portfolio manager will give notice as soon as practicable under the circumstances.




     The key criterion for determining the eligibility of an account to participate in an IPO is the suitability of the investment for the account. Guidelines based on the estimated market capitalization of the issuer are used to help determine the accounts for which offerings are most suitable. If the portfolio manager of an account for which a particular offering would be most suitable based on the market capitalization guidelines determines not to have that account participate in the offering, other accounts may participate in the offering.

     Allocations among accounts with the same or a similar investment objective managed by the same portfolio manager generally are allocated pro rata based on the net asset values of the applicable accounts. However, a portfolio manager may determine not to participate in an offering for an account based on the circumstances affecting that account including, without limitation, cash availability, desired position size, the account's investment policies and restrictions, or tax considerations. If an offering is suitable for accounts managed by different portfolio managers and more than one portfolio manager wants to participate in the offering, the shares are allocated to the accounts for which the offering is deemed most suitable. Such offerings generally are then allocated pro rata based on net asset value. In the case of secondary public offerings, allocations may be based on position weightings desired for each participating account.

      If under the procedures an account would receive an allocation equal to or less than the greater of (a) a portfolio position of .25 of 1%; or (b) 100 shares, the portfolio manager may decline the allocation for that account. Shares not taken as a result of this rule are reallocated to the other accounts participating in the allocation on a pro rata basis based on their net asset values.

     From time to time, special circumstances may arise in which deviations from these policies are appropriate. Any such exceptions must by approved by Founders' President or his designee.

     SOFT DOLLARS. (All Funds) Subject to the policy of seeking the best combination of price and execution, a Fund may execute transactions with brokerage firms that provide, along with brokerage services, research services and products, as defined in Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) provides a "safe harbor" to investment managers who use commission dollars of their advised accounts to obtain investment research and brokerage services and products. These arrangements are often called soft dollar arrangements. Research and brokerage services and products that provide lawful and appropriate assistance to the manager in performing investment decision-making responsibilities fall within the safe harbor.

     The services and products provided under these arrangements permit the Manager (or Founders) to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms.

      Some of the research products or services received by the Manager (or Founders) may have both a research function and a non-research administrative function (a "mixed use"). If the Manager (or Founders) determines that any research product or service has a mixed use, the Manager (or Founders) will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Manager (or Founders) determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Manager (or Founders) in hard dollars. Any such allocation may create a conflict of interest for the Manager (or Founders).

      Certain funds are managed by dual employees of the Manager and an affiliated entity in the Mellon organization. The affiliated entity effects trades for funds managed by these dual employees. Because those funds may benefit from the research products and services the affiliated entity receives from brokers, commissions generated by those funds may be used to help pay for research products and services used by the affiliated entity.

     The Manager generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the research services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Manager to compensate the selected brokerage firm for research provided. The Manager endeavors to direct sufficient commissions to broker/dealers that have provided it with research to ensure continued receipt of research the Manager believes is useful. Actual brokerage commissions received by a broker/dealer may be more or less than the suggested allocations.

     The Manager may receive a benefit from the research services and products that is not passed on to a Fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Manager in providing investment advice to any of the Funds or clients it advises. Likewise, information made available to the Manager from brokerage firms effecting securities transactions for a Fund may be utilized on behalf of another Fund or client. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular Fund or client and the indirect benefits received by that Fund or client.

      For each Fund, the aggregate amount of transactions for the periods indicated, in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were as follows:



                                           Transaction         Commissions and
     Fund            Fiscal Year Ended        Amount             Concessions
     ----            -----------------     -----------         ---------------

Dreyfus Financial      September 30,         $785,078               $1,027
Services Fund          2002(1)
Dreyfus Premier        April 30, 2003       $4,423,341              $5,535
Health Care Fund
Dreyfus Premier        April 30, 2003       $8,161,123             $21,465
NexTech Fund
Dreyfus Premier        September 30,       $202,806,132            $17,508
Enterprise Fund        2002

------------------------
1 For the period December 28, 2001 (commencement of operations) through September 30, 2002.




      REGULAR BROKER-DEALERS. A Fund may execute transactions with one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the Fund's most recent fiscal year (i) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the Fund's portfolio transactions, (ii) engaged as principal in the largest dollar amount of the Fund's portfolio transactions or
(iii) sold the largest dollar amount of the Fund's securities. Listed below for the Dreyfus Financial Services Fund are the acquired securities of its regular brokers or dealers for the fiscal year ended September 30, 2002, the issuer of the securities and the aggregate value per issuer, as of September 30, 2002, of such securities:

      Goldman, Sachs & Co., $17,000, Lehman Brothers, Inc., $3,000, Merrill Lynch, Pierce, Fenner & Smith, Inc., $13,000, Morgan Stanley Dean Witter & Co., $23,000, Banc of America Securities LLC, $54,000, and J.P. Morgan Chase & Co., $11,000.



         SUMMARY OF THE PROXY VOTING POLICY, PROCEDURES AND GUIDELINES OF
                            THE DREYFUS FAMILY OF FUNDS

      The Board of each fund in the Dreyfus Family of Funds has delegated to Dreyfus the authority to vote proxies of companies held in the fund's portfolio. The Manager, through its participation on the Mellon Proxy Policy Committee (the "MPPC"), applies Mellon's Proxy Voting Policy, related procedures, and voting guidelines when voting proxies on behalf of the funds.

     The Manager recognizes that an investment adviser is a fiduciary that owes its clients, including funds it manages, a duty of utmost good faith and full and fair disclosure of all material facts. An investment adviser's duty of loyalty requires an adviser to vote proxies in a manner consistent with the best interest of its clients and precludes the adviser from subrogating the clients' interests to its own. In addition, an investment adviser voting proxies on behalf of a fund must do so in a manner consistent with the best interests of the fund and its shareholders.

     The Manager seeks to avoid material conflicts of interest by participating in the MPPC, which applies detailed, pre-determined written proxy voting guidelines (the "Voting Guidelines") in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, the MPPC engages a third party as an independent fiduciary to vote all proxies of funds managed by Mellon or its affiliates (including the Dreyfus Family of Funds), and may engage an independent fiduciary to vote proxies of other issuers at its discretion.

     All proxies received by the funds are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in Mellon's or the Manager's policies on specific issues. Items that can be categorized under the Voting Guidelines are voted in accordance with any applicable guidelines or referred to the MPPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines are referred to the MPPC for discussion and vote. Additionally, the MPPC reviews proposals where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, the MPPC weighs the cost of voting and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote. With respect to securities lending transactions, the MPPC seeks to balance the economic benefits of continuing to participate in an open securities lending transaction against the inability to vote proxies.

     When evaluating proposals, the MPPC recognizes that the management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services. In addition, the MPPC generally supports proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors to the extent such proposals are discrete and not bundled with other proposals. The MPPC believes that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its management and voting on matters which properly come to a shareholder's vote. However, the MPPC generally opposes proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. Accordingly, the MPPC generally votes in accordance with management on issues that the MPPC believes neither unduly limit the rights and privileges of shareholders nor adversely affect the value of the investment.

     On questions of social responsibility where economic performance does not appear to be an issue, the MPPC attempts to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The MPPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

     In evaluating proposals regarding incentive plans and restricted stock plans, the MPPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the MPPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The MPPC generally votes against proposals that permit or are silent on the repricing or replacement of stock options without shareholder approval.


                              PERFORMANCE INFORMATION

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION IN EACH FUND'S PROSPECTUS ENTITLED "PAST PERFORMANCE."


      The average annual total returns (expressed as a percentage) for Class A, Class B, Class C and Class T shares for the periods ended September 30, 2002 for Dreyfus Premier Enterprise Fund and April 30, 2003 for Dreyfus Premier NexTech Fund and Dreyfus Premier Health Care Fund were as follows:


                                        Average Annual       Average Annual
                                         Total Return         Total Return
Name of Fund                               One Year          Since Inception
---------------------------------     ------------------  -------------------


Dreyfus Premier Enterprise Fund1
   Class A shares                           -6.00%              -6.36%
   Class B shares                           -4.88%              -6.12%
   Class C shares                           -1.93%              -4.03%
   Class T shares                           -4.96%              -5.97%

Dreyfus Premier NexTech Fund2
   Class A shares                           -33.94%             -41.45%
   Class B shares                           -33.18%             -41.29%
   Class C shares                           -31.09%             -40.66%
   Class T shares                           -33.18%             -41.32%

Dreyfus Premier Health Care Fund3
   Class A shares                           -15.81%             -10.32%

       Since Class B, Class C, Class R and Class T shares of Dreyfus Premier Health Care Fund have not had one full year of operations, average annual total return information is not provided for these share classes.

----------------
1 Inception date: November 27, 2000 (commencement of operations). 2 Inception date: June 26, 2000 (commencement of operations).
3 Inception date:  June 29, 2001 (commencement of operations).


      The foregoing chart assumes, where applicable, deduction, of the maximum sales load from the hypothetical initial investment at the time of purchase and the assessment of the maximum CDSC.

     Average annual total return is calculated by determining the ending redeemable value of an investment purchased at net asset value (maximum offering price in the case of Class A or Class T) per share with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n" the root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result. A Class' average annual total return figures calculated in accordance with such formula assume that in the case of Class A or Class T, the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B or Class C, the maximum applicable CDSC has been paid upon redemption at the end of the period.


     The total return for Dreyfus Premier NexTech Fund's Class A, Class B, Class C and Class T shares for the period June 26, 2000 (commencement of operations) through April 30, 2003 was -78.13%, -77.96%, -77.28% and -78.00%, respectively.
Without giving effect to the applicable sales load, the total return for Dreyfus Premier NexTech Fund's Class A and Class T shares, for the same period was -76.80% and -76.96%, respectively. Without giving effect to the applicable CDSC, the total return for Dreyfus Premier NexTech Fund's Class B shares was -77.28%, for the same period. The total return for Dreyfus Premier Health Care Fund's Class A shares for the period June 29, 2001 (commencement of operations) through April 30, 2003 was -18.16%. Without giving effect to the applicable sales load, the total return for Dreyfus Premier Health Care Fund's Class A shares was -13.18% for the same period. The total return for Dreyfus Premier Health Care Fund's Class B, Class C, Class R and Class T shares for the period November 15, 2002 (commencement of initial offering of classes) through April 30, 2003 was -2.38%, 0.62%, 2.09% and -2.76%, respectively. Without giving effect to the applicable sales load, the total return for Dreyfus Premier Health Care Fund's Class T shares, for the same period was 1.81%. Without giving effect to the applicable CDSC, the total return for Dreyfus Premier Health Care Fund's Class B and Class C shares were 1.62% and 1.62%, respectively, for the same period. The total return for Dreyfus Premier Enterprise Fund's Class A, Class B, Class C and Class T shares for the period November 27, 2000 (commencement of operations) through September 30, 2002 was -11.39%, -10.96%, -7.29%, and -10.70%,
respectively. Without giving effect to the applicable sales load, the total return for Dreyfus Premier Enterprise Fund's Class A and Class T shares, for the same period was -6.00% and -6.49%, respectively. Without giving effect to the applicable CDSC, the total return for Dreyfus Premier Enterprise Fund's Class B shares was -7.29%. The total return for Dreyfus Financial Services Fund for the period December 28, 2001 (commencement of operations) through September 30, 2002 was -15.44%.


     Total return is calculated by subtracting the amount of the Fund's net asset value (maximum offering price in the case of Class A or Class T) per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period and any applicable CDSC), and dividing the result by the net asset value per share (maximum offering price in the case of Class A or Class T) at the beginning of the period. Total return also may be calculated based on the net asset value per share at the beginning of the period instead of the maximum offering price per share at the beginning of the period for Class A or Class T shares or without giving effect to any applicable CDSC at the end of the period for Class B or Class C shares. In such cases, the calculation would not reflect the deduction of the sales load with respect to Class A or Class T shares or any applicable CDSC with respect to Class B or Class C shares, which, if reflected, would reduce the performance quoted.

     From time to time, the after-tax returns of each Fund may be advertised or otherwise reported. The formula for computing after-tax returns assumes an initial one-time investment of $1,000 and the deduction of the maximum sales load, if any, and other charges from this initial investment. After-tax returns (including those reflecting Fund distributions and/or redemption of Fund shares) are calculated using the then-current highest individual Federal marginal income tax rates, and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions are computed assuming a complete sale of the respective Fund shares at the end of the period and reflect reinvested amounts. The formula assumes that the taxable amount and tax character of each distribution are as specified by the respective Fund on the dividend declaration date, adjusted to reflect subsequent recharacterizations, and ignores the effect of either the alternative minimum tax or phaseouts of certain tax credits, exemptions, and deductions for taxpayers whose adjusted gross income is above a specified amount.


     Calculations of the Funds' performance may reflect absorbed expenses pursuant to any undertakings that may be in effect without which performance would have been lower. Comparative performance information may be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., Lipper Leader Ratings, Micropal, Morningstar, Inc., MONEY MAGAZINE, Standard & Poor's 500 Index, Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, Russell Mid Cap Index, Russell 2000 Index, Russell 2000 Growth Index, Russell 2000 Value Index, the NASDAQ, the NASDAQ 100, Wilshire 5000 Index, Goldman Sachs Healthcare Index, Goldman Sachs Financial Services Index and other industry publications and indices. From time to time, advertising materials for a Fund may include biographical information relating to its portfolio manager, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy (including "growth" and "value" investing), asset growth, current or past business, political, economic or financial conditions, developments or events (including these relating to or arising from actual or proposed tax legislation) and other matters of general interest to investors. Also, from time to time, advertising materials for a Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings.


      In addition, from time to time, advertising materials may refer to studies performed by the Manager or its affiliates, such as "The Dreyfus Tax Informed Investing Study" or "The Dreyfus Gender Investment Comparison Study" or other such studies. Advertisements for a Fund also may discuss the technology, health care or financial services sectors and sectors within such sectors including the growth and performance of such sectors and the stocks included in such sectors, the potential benefits and risks of investing in such sectors and/or small-cap and micro-cap stocks and the number of stocks a Fund holds or intends to hold in its portfolio.


                      INFORMATION ABOUT THE COMPANY AND FUNDS

      Each Fund share has one vote and, when-issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive or subscription rights and are freely transferable.

     The Company is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under Massachusetts law, shareholders of a Fund, under certain circumstances, could be held personally liable for the obligations of that Fund. However, the Company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Trustee. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

      Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

      The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio.


     To date, the Board has authorized the creation of four series of shares. All consideration received by the Company for shares of a series, and all assets in which such consideration is invested, will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, a series will be treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.


     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. The Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

     Each Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a Fund's performance and its shareholders. Accordingly, if the Company's management determines that an investor is engaged in excessive trading, the Company, with or without prior notice, may temporarily or permanently terminate the availability of Fund Exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor's account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of a Fund during any calendar year or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Company may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Company's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipated receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an exchange request is refused, the Company will take no other action with respect to the shares until it receives further instructions from the investor. A Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Company's policy on excessive trading applies to investors who invest in a Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

      To offset the relatively higher costs of servicing smaller accounts, each Fund will charge regular accounts with balances below $2,000 an annual fee of $12. The valuation of accounts and the deductions are expected to take place during the last four months of each year. The fee will be waived for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000, and will not apply to IRA accounts or to accounts participating in automatic investment programs or opened through a securities dealer, bank or other financial institution, or to other fiduciary accounts.

      Effective, February 1, 2003, Dreyfus Premier Enterprise Fund changed its name from "Dreyfus Premier Micro-Cap Growth Fund" to its current name.

      Effective November 15, 2002, Dreyfus Premier Health Care Fund changed its name from "Dreyfus Health Care Fund" to its current name, renamed its existing shares "Class A shares," and commenced offering Class B, Class C, Class R and Class T shares.

      Each Fund will send annual and semi-annual financial statements to all its shareholders.


     The following persons are known by the Company to own of record 5% or more of the indicated Fund's outstanding voting securities on August 15, 2003. A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund.


Dreyfus Premier NexTech Fund:


      Donaldson, Lufkin and Jenrette Securities               10.55% (Class A)
      Corporation, Inc.                                       14.63% (Class B)
      For the Benefit of Its Customers                         6.37% (Class C)
      P.O. Box 2052
      Jersey City, NJ 07303-2052

      Branch Banking & Trust Cust.                             6.80% (Class A)
      For the Benefit of API Trust Growth Fund
      223 Nash Street West
      Wilson, NC  27893-3801

      Merrill Lynch, Pierce, Fenner & Smith,                   8.10% (Class A)
      For The Sole Benefit of Its Customers                   10.20% (Class B)
      Attn: Fund Administration                               15.23% (Class C)
      4800 Deer Lake Dr. E
      Jacksonville, FL 32246-6484

      CitiGroup Global Markets, Inc.                          10.05% (Class C)
      Attn: G. Thomas Lobello
      333 West 34th Street
      New York, NY  10001-2402

      National Financial Services Corporation                  7.64% (Class A)
      For the Benefit of Its Customers                         7.09% (Class C)
      82 Devonshire Street,
      Bostson, MA 02109-3605

      Scott & Stringfellow, Inc.                              12.64% (Class T)
      909 East Main Street
      Richmond, VA 23229-7723

      J.J.B. Hilliard W.L. Lyons, Inc.                         7.28% (Class T)
      501 S. 4th Street
      Louisville, KY 40202-2520

      A.G. Edwards & Sons                                      5.02% (Class A)
      One North Jefferson                                      5.57% (Class C)
      St. Louis, MO 63103-2287                                 7.08% (Class T)

      Prudential D/O Wachovia SEC, LLC                         7.16% (Class T)
      Office Center at Short Hills
      51 JFK Parkway
      Short Hills, NJ 07078-0000

      FISERV Securities, Inc.                                  6.41% (Class B)
      Attn: Mutual Funds
      One Commerce Square
      2005 Market Street
      Philadelphia, PA 19103-7084

      First Clearing , LLC                                     6.32% (Class T)
      10750 Wheat First Drive
      Glen Allen, VA 23060-9243

Dreyfus Premier Enterprise Fund:

      Merrill Lynch, Pierce, Fenner & Smith,                  22.83% (Class A)
      For The Sole Benefit of Its Customers                   19.47% (Class B)
      Attn: Fund Administration                               27.42% (Class C)
      4800 Deer Lake Dr. E
      Jacksonville, FL 32246-6484

      Prudential Securities, Inc.                             11.96% (Class T)
      FBO Cynthia Beall
      John Beall Co-TTEES
      Cynthia Beall Trust
      New York, NY 10023

      National Financial Services Corporation                 20.76% (Class A)
      For the Benefit of Its Customers                         5.67% (Class T)
      82 Devonshire Street, GIOG
      Boston, MA 02109-3605

      Mesirow Financial, Inc.                                  8.07% (Class C)
      For the Benefit of Its Customers
      350 North Clark Street
      Chicago, IL 60610-4712

      Charles Schwab & Co.                                    10.94% (Class A)
      101 Montgomery Street
      San Francisco, CA 94104-4122

      Donaldson, Lufkin and Jenrette Securities                6.09% (Class A)
      Corporation, Inc.                                        6.83% (Class B)
      For the Benefit of Its Customers                         8.23% (Class C)
      P.O. Box 2052                                            8.34% (Class T)
      Jersey City, NJ 07303-2052

      CitiGroup Global Markets, Inc.                           7.58% (Class C)
      333 West 34th Street                                    26.74% (Class T)
      New York, NY  10001-2402

      First Clearing, LLC                                     17.32% (Class B)
      10750 Wheat First Drive                                  6.76% (Class C)
      Glen Allen, VA 23060-0000                                9.21% (Class T)

      UBS Financial Services, Inc.                             5.47% (Class C)
      For the Benefit of UBS Financial Services, Inc.
      1000 Harbor Boulevard
      Weehawken, NJ 07086-6761

      Robert W. Baird & Co. Inc.                               5.49% (Class T)
      777 East Wisconsin Avenue
      Milwaukee, WI  5302-5300

      Prudential D/O Wachovia SEC, LLC                         5.42% (Class T)
      Office Center at Short Hills
      51 JFK Parkway, 4th Floor
      Short Hills, NJ 07078-0000

Dreyfus Premier Health Care Fund:

      MBCIC                                                   54.45% (Class A)
      C/O Mellon Bank                                         29.45% (Class R)
      Attn: Michael Botsford                                  35.47% (Class T)
      4001 Kennett Pike
      Two Greenville Crossing
      Greenville, DE 19807-2029

      Donaldson, Lufkin and Jenrette Securities                8.10% (Class A)
      Corporation, Inc.
      For the Benefit of Its Customers                        10.27% (Class B)
      P.O. Box 2052                                            9.72% (Class C)
      Jersey City, NJ 7303-2052

      Charles F. Keating                                      41.32% (Class B)
      10 Dogwood Drive
      Saddle River, NJ 07456

      National Financial Services                             12.76% (Class B)
      82 Devonshire Street                                    26.63% (Class C)
      Boston MA 02109-3605

      FISERV Securities, Inc.                                 10.15% (Class B)
      Attn: Mutual Funds
      One Commerce Square
      2005 Market Street
      Philadelphia, PA 19103-7084

      Raymond James & Associates, Inc.                         8.20% (Class B)
      For the Benefit of Drucker
      880 Carillon Parkway
      St. Petersburg, FL 33716-1100

      Dreyfus Trust Company Cust.                             37.61% (Class C)
      For the Benefit of Herman A. Rubin
      Under IRA Plan
      72 Wilderness Lane
      Defiance, MO 63341-2402

      Merrill Lynch, Pierce, Fenner & Smith,                  10.56% (Class C)
      For The Sole Benefit of Its Customers
      Attn: Fund Administration
      4800 Deer Lake Dr. E
      Jacksonville, FL 32246-6484

      Tammy M. Mcelhaney                                       5.14% (Class C)
      Tammy M. Mcelhaney Trust
      6371 S. Farm Road 101
      Republic, MO 65738-9246

      Dreyfus Trust Company Cust.                             70.55% (Class R)
      For the Benefit of Frank M. Gerome
      Under IRA Plan
      763 Greenway Drive
      Coppell, TX 75019-5617

      Jorge 1 Dominguez-Villafane                             24.69% (Class T)
      Retirement Plan Trust U/A
      608 Toledo St. Valencia
      San Juan, PR 00923

      Carmen M. Garcia Rodriguez                              15.76% (Class T)
      1-9 9th St. San Pedro
      Toa Baja, PR 00969

      Mara R. Huggins                                         12.04% (Class T)
      Parque Las Americas B-11
      Gurabo, PR 00778

      Jesusa Ortiz Lebron                                     12.04% (Class T)
      Paseo Degetau
      Caguas, PR 00725


Dreyfus Financial Services Fund:

      MBCIC                                                   74.91%
      C/O Mellon Bank
      Attn: Michael Botsford
      4001 Kennett Pike, Suite 218
      Two Greenville Crossing
      Greenville, DE 19807-2029

      Charles Schwab & Co., Inc.                              10.42%
      Special Custody Acct.
      For the Benefit of its Customers
      Attn: Mutual Funds
      101 Montgomery Street
      San Francisco, CA 94104-4122

      Helen Beshlian                                           7.13%
      34 17th Avenue
      Elmwood Park, NJ 07407-2927





                         COUNSEL AND INDEPENDENT AUDITORS

      Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

      Ernst & Young LLP, 5 Times Square, New York, New York 10036, independent auditors, have been selected as independent auditors of the Company.






                                     APPENDIX

                                 Rating Categories


      Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Fitch Ratings ("Fitch"):


S&P


LONG-TERM

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

R
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

The designtion 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

SHORT-TERM

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

MOODY'S


LONG TERM

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

PRIME RATING SYSTEM

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            Leading market positions in well-established industries.

            High rates of return on funds employed.

            Conservative capitalization structure with moderate reliance on debt and ample asset protection.

            Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

            Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH


LONG-TERM INVESTMENT GRADE

AAA
HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

LONG-TERM SPECULATIVE GRADE

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.


B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

"+" or "-" Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC' or to short-term ratings other than 'F-1.'

SHORT-TERM CREDIT RATINGS

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

FAIR CREDIT QUALITY. The capacity for timely payment of financial commitment is adequate; however, near term adverse changes could result in a reduction non-investment grade.

      Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'







                       DREYFUS PREMIER OPPORTUNITY FUNDS

                           PART C. OTHER INFORMATION
                       --------------------------------

Item 23.   Exhibits
-------    ----------


   (a) Registrant's Amended and Restated Agreement and Declaration of Trust is incorporated by reference to Exhibit (a) of the Registration Statement on Form N-1A, filed on April 10, 2000.

   (b) Registrant's By-Laws are incorporated by reference to Exhibit (b) of the Registration Statement on Form N-1A, filed on April 10, 2000.


   (d)(1)  Management Agreement is incorporated by reference to Exhibit
           (d)(1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2003.

   (d)(2)  Sub-Investment Advisory Agreement.

   (e) Distribution Agreement is incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2003.


   (g)(1) Custody Agreement is incorporated by reference to Exhibit (g) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on July 29, 2002.


   (h)     Shareholder Services Plan is incorporated by reference to Exhibit
           (h) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2003.


   (i) Opinion and Consent of Registrant's counsel is incorporated by reference to Exhibit (i) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on May 22, 2000.

   (j)     Consent of Independent Auditors.


   (m) Distribution Plan (Rule 12b-1 Plan) is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2003.


   (o)     Rule 18f-3 Plan.

   (p)(1) Code of Ethics adopted by Registrant and Registrant's investment adviser and distributor is incorporated by reference to Exhibit
           (p) of Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed on May 22, 2000.

   (p)(2) Code of Ethics adopted by Registrant's sub-investment adviser is incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on October 25, 2000.

Item 23.   Exhibits. - List (continued)
-------    -----------------------------------------------------

           Other Exhibits
           --------------


           (a)(1) Power of Attorney of the Board members is incorporated by reference to Other Exhibit (a)(1) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2003.


           (a)(2) Power of Attorney of certain Officers of Registrant is incorporated by reference to Other Exhibit (a) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on January 29, 2002.


           (b) Certificate of Assistant Secretary is incorporated by reference to Other Exhibit (b) of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on January 28, 2003.


           (c) Notification of Election pursuant to Rule 18f-1 is incorporated by reference to Other Exhibits (c) of Post-Effective Amendment No. 2 to the Registration
                     Statement on Form   N-1A, filed on October 3, 2000.

Item 24.   Persons Controlled by or under Common Control with Registrant.
-------    -------------------------------------------------------

           Not Applicable

Item 25.   Indemnification
-------    ---------------

           The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item 25 of Part C of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on June 25, 2001.

           Reference is also made to the Distribution Agreement attached as Exhibit (e) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on December 21, 2001.

Item 26(a).Business and Other Connections of Investment Adviser.
-------    ----------------------------------------------------

           The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer and distributor of other investment companies advised and administered by Dreyfus. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.




ITEM 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER (CONTINUED)

                OFFICERS AND DIRECTORS OF INVESTMENT ADVISER

Name and Position
WITH DREYFUS                       OTHER BUSINESSES                      POSITION HELD                 DATES

STEPHEN R. BYERS                   Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director, Vice Chairman, and                                             President                     9/02 - 11/02
Chief Investment Officer
                                   Dreyfus Service Corporation++         Senior Vice President         3/00 - Present

                                   Founders Asset Management,            Member, Board of Managers     6/02 - Present
                                   LLC****

                                   Dreyfus Investment Advisors,          Chief Investment Officer      2/02 - Present
                                   Inc. ++                               and Director

STEPHEN E. CANTER                  Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Chairman of the Board,
Chief Executive Officer and        Mellon Bank, N.A.+                    Vice Chairman                 6/01 - Present
Chief Operating Officer
                                   Standish Mellon Asset Management      Board Manager                 7/03 - Present
                                   Company, LLC*

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - 7/03

                                   Dreyfus Investment                    Chairman of the Board         1/97 - 2/02
                                   Advisors, Inc.++                      Director                      5/95 - 2/02
                                                                         President                     5/95 - 2/02

                                   Newton Management Limited             Director                      2/99 - Present
                                   London, England

                                   Mellon Bond Associates, LLP+          Executive Committee           1/99 - 7/03
                                                                         Member

                                   Mellon Equity Associates, LLP+        Executive Committee           1/99 - Present
                                                                         Member

                                   Franklin Portfolio Associates,        Director                      2/99 - Present
                                   LLC*

                                   Franklin Portfolio Holdings, Inc.*    Director                      2/99 - Present

                                   TBCAM Holdings, LLC*                 Director                      2/99 - Present

                                   Mellon Capital Management             Director                      1/99 - Present
                                   Corporation***

                                   Founders Asset Management             Member, Board of              12/97 - Present
                                   LLC****                               Managers

                                   The Dreyfus Trust Company+++          Director                      6/95 - Present
                                                                         Chairman                      1/99 - Present
                                                                         President                     1/99 - Present
                                                                         Chief Executive Officer       1/99 - Present

J. CHARLES CARDONA                 Dreyfus Investment Advisors,          Chairman of the Board         2/02 - Present
Director and Vice Chairman         Inc.++

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Service Corporation++         Executive Vice President      2/97 - Present
                                                                         Director                      8/00 - Present

STEVEN G. ELLIOTT                  Mellon Financial Corporation+         Director                      1/01 - Present
Director                                                                 Senior Vice Chairman          1/99 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon Bank, N.A.+                    Director                      1/01 - Present
                                                                         Senior Vice Chairman          3/98 - Present
                                                                         Chief Financial Officer       1/90 - Present

                                   Mellon EFT Services Corporation       Director                      10/98 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Mellon Financial Services             Director                      1/96 - Present
                                   Corporation #1                        Vice President                1/96 - Present
                                   Mellon Bank Center, 8th Floor
                                   1735 Market Street
                                   Philadelphia, PA 19103

                                   Boston Group Holdings, Inc.*          Vice President                5/93 - Present

                                   APT Holdings Corporation              Treasurer                     12/87 - Present
                                   Pike Creek Operations Center
                                   4500 New Linden Hill Road
                                   Wilmington, DE 19808

                                   Allomon Corporation                   Director                      12/87 - Present
                                   Two Mellon Bank Center
                                   Pittsburgh, PA 15259

                                   Mellon Financial Company+             Principal Exec. Officer       1/88 - Present
                                                                         Chief Executive Officer       8/87 - Present
                                                                         Director                      8/87 - Present
                                                                         President                     8/87 - Present

                                   Mellon Overseas Investments           Director                      4/88 - Present
                                   Corporation+

                                   Mellon Financial Services             Treasurer                     12/87 - Present
                                   Corporation # 5+

                                   Mellon Financial Markets, Inc.+       Director                      1/99 - Present

                                   Mellon Financial Services             Director                      1/99 - Present
                                   Corporation #17

                                   Mellon Mortgage Company               Director                      1/99 - Present
                                   Houston, TX

                                   Mellon Ventures, Inc. +               Director                      1/99 - Present

LAWRENCE S. KASH                   The Dreyfus Trust Company+++          Director                      12/94 - Present
Vice Chairman

                                   Mellon Bank, N.A.+                    Executive Vice President      6/92 - Present

                                   Boston Group Holdings, Inc.*          Director                      5/93 - Present
                                                                         President                     5/93 - Present

DAVID F. LAMERE                    Mellon Financial Corporation +        Vice Chairman                 9/01 - Present
Director
                                   Wellington-Medford II Properties,     President and Director        2/99 - Present
                                   Inc.
                                   Medford, MA

                                   TBC Securities Co., Inc.              President and Director        2/99 - Present
                                   Medford, MA

                                   The Boston Company, Inc. *            Chairman & CEO                1/99 - Present

                                   Boston Safe Deposit and Trust         Chairman & CEO                1/99 - Present
                                   Company*

                                   Mellon Private Trust Co., N.A.        Chairman                      4/97 - 8/00
                                   2875 Northeast 191st Street,          Director                      4/97 - 8/00
                                   North Miami, FL 33180

                                   Newton Management Limited             Director                      10/98 - Present
                                   London, England

                                   Laurel Capital Advisors, LLP+         Executive Committee Member    8/98 - Present

                                   Mellon Bank, N.A. +                   Vice Chairman                 8/01 - Present
                                                                         Exec. Management Group        8/01 - Present
                                                                         Exec. Vice President          2/99 - 9/01

                                   Mellon Trust of New York National     Chairman                      4/98 - 8/00
                                   Association
                                   1301 Avenue of the Americas
                                   New York, NY 10017

                                   Mellon Trust of California            Chairman                      2/96 - 8/00
                                   Los Angles, CA

                                   Mellon United National Bank           Chairman                      2/95 - Present
                                   2875 Northeast 191st Street,          Director                      11/98 - Present
                                   North Miami, FL 33180

                                   Mellon Asset Holdings, Inc. +        President                     3/99 - Present
                                                                         Director                      6/99 - Present

                                   Mellon Global Investing Corp. +       President                     1/00 - Present

MARTIN G. MCGUINN                  Mellon Financial Corporation+         Chairman                      1/99 - Present
Director                                                                 Chief Executive Officer       1/99 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Bank, N. A. +                  Chairman                      3/98 - Present
                                                                         Chief Executive Officer       3/98 - Present
                                                                         Director                      1/98 - Present

                                   Mellon Leasing Corporation+           Vice Chairman                 12/96 - Present

MICHAEL G. MILLARD                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Director and President                                                   Vice President                9/02 - 11/02

                                   Dreyfus Service Corporation++         Chairman of the Board         4/02 - Present
                                                                         Chief Executive Officer       4/02 - Present
                                                                         Director                      8/00 - Present
                                                                         Executive Vice President      8/00 - 5/02
                                                                         Senior Vice President         3/00 - 8/00
                                                                         Executive Vice President -    5/98 - 3/00
                                                                         Dreyfus Investment Division

                                   Dreyfus Service Organization, Inc.++  Director                      4/02 - Present

                                   Dreyfus Insurance Agency of           Director                      4/02 - Present
                                   Massachusetts Inc. ++

                                   Founders Asset Management             Member, Board of Managers     5/01 - Present
                                   LLC****
                                   Boston Safe Advisors, Inc. ++         Director                      10/01 - Present

RONALD P. O'HANLEY                 Mellon Financial Corporation+         Vice Chairman                 6/01 - Present
Vice Chairman
and Director                       Mellon Bank, N.A. +                   Vice Chairman                 1/97 - Present

                                   Mellon Growth Advisors, LLC*          Board Member                  1/02 - 7/03

                                   TBC General Partner, LLC*             President                     7/03 - Present

                                   Standish Mellon Asset Management      Board Member                  7/01 - 7/03
                                   Holdings, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Standish Mellon Asset Management      Board Member                  7/01 - Present
                                   Company, LLC
                                   One Financial Center
                                   Boston, MA 02211

                                   Franklin Portfolio Holdings, LLC*     Director                      12/00 - Present

                                   Franklin Portfolio Associates,        Director                      4/97 - Present
                                   LLC*


                                   Pareto Partners (NY)                  Partner Representative        2/00 - Present
                                   505 Park Avenue
                                   NY, NY 10022

                                   Boston Safe Deposit and Trust         Executive Committee           1/99 - 1/01
                                   Company* Member
                                                                         Director                      1/99 - 1/01

                                   The Boston Company, Inc.*             Executive Committee           1/99 - 1/01
                                                                         Member                        1/99 - 1/01
                                                                         Director

                                   Buck Consultants, Inc.++              Director                      7/97 - Present

                                   Newton Management Limited             Executive Committee           10/98 - Present
                                   London, England Member
                                                                         Director                      10/98 - Present

                                   Mellon Global Investments Japan Ltd.  Non-Resident Director         11/98 - Present
                                   Tokyo, Japan

                                   TBCAM Holdings, LLC*                  Director                      1/98 - Present

                                   Fixed Income (MA) Trust*              Trustee                       6/03 - Present

                                   Fixed Income (DE) Trust*              Trustee                       6/03 - Present

                                   Boston Safe Advisors, Inc. ++         Chairman                      6/97 - 10/01
                                                                         Director                      2/97 - 10/01

                                   Pareto Partners                       Partner Representative        5/97 - Present
                                   271 Regent Street
                                   London, England W1R 8PP

                                   Mellon Capital Management             Director                      2/97 -Present
                                   Corporation***

                                   Certus Asset Advisors Corp.**         Director                      2/97 - 7/03

                                   Mellon Bond Associates, LLP+          Trustee                       1/98 - 7/03
                                                                         Chairman                      1/98 - 7/03

                                   Mellon Equity Associates, LLP+        Trustee                       2/97 - Present
                                                                         Chairman                      2/97 - Present

                                   Mellon Global Investing Corp. *       Director                      5/97 - Present
                                                                         Chairman                      5/97 - Present
                                                                         Chief Executive Officer       5/97 - Present


J. DAVID OFFICER                   Dreyfus Service Corporation++         President                     3/00 - Present
Vice Chairman                                                            Executive Vice President      5/98 - 3/00
and Director                                                             Director                      3/99 - Present

                                   MBSC, LLC++                           Manager, Board of Managers    4/02 - Present
                                                                         and President

                                   Boston Safe Advisors, Inc.++          Director                      10/01 - Present

                                   Dreyfus Transfer, Inc.++             Chairman and Director          2/02 - Present

                                   Dreyfus Service Organization,         Director                      3/99 - Present
                                   Inc.++

                                   Dreyfus Insurance Agency of           Director                      5/98 - Present
                                   Massachusetts, Inc.++

                                   Dreyfus Brokerage Services, Inc.      Chairman                      3/99 - 1/02
                                   6500 Wilshire Boulevard, 8th Floor,
                                   Los Angeles, CA 90048

                                   Seven Six Seven Agency, Inc.++        Director                      10/98 - Present

                                   Mellon Residential Funding Corp. +    Director                      4/97 - Present

                                   Mellon Trust of Florida, N.A.         Director                      8/97 - Present
                                   2875 Northeast 191st Street
                                   North Miami Beach, FL 33180

                                   Mellon Bank, N.A.+                    Executive Vice President      7/96 - Present

                                   The Boston Company, Inc.*             Vice Chairman                 1/97 - Present
                                                                         Director                      7/96 - Present

                                   RECO, Inc.*                           President                     11/96 - Present
                                                                         Director                      11/96 - Present

                                   Boston Safe Deposit and Trust         Director                      7/96 - Present
                                   Company*

                                   Mellon Trust of New York              Director                      6/96 - Present
                                   1301 Avenue of the Americas
                                   New York, NY 10019

                                   Mellon Trust of California            Director                      6/96 - Present
                                   400 South Hope Street
                                   Suite 400
                                   Los Angeles, CA 90071

                                   Mellon United National Bank           Director                      3/98 - Present
                                   1399 SW 1st Ave., Suite 400
                                   Miami, Florida

                                   Boston Group Holdings, Inc.*          Director                      12/97 - Present

                                   Dreyfus Financial Services Corp. +    Director                      9/96 - 4/02

                                   Dreyfus Investment Services           Director                      4/96 - Present
                                   Corporation+

RICHARD W. SABO                    Founders Asset Management             President                     12/98 - Present
Director                           LLC****                               Chief Executive Officer       12/98 - Present

DIANE P. DURNIN                    Seven Six Seven Agency, Inc. ++       Director                      4/02 - Present
Executive Vice President

MARK N. JACOBS                     Dreyfus Investment                    Director                      4/97 - Present
General Counsel,                   Advisors, Inc.++
Executive Vice President, and
Secretary                          The Dreyfus Trust Company+++          Director                      3/96 - Present

                                   The TruePenny Corporation++           President                     10/98 - Present
                                                                         Director                      3/96 - Present

PATRICE M. KOZLOWSKI               None
Senior Vice President -
Corporate
Communications

WILLIAM H. MARESCA                 Lighthouse Growth Advisors LLC++      Member, Board of Managers     9/02 - Present
Controller                                                               Vice President and            9/02 - Present
                                                                         Treasurer

                                                                         Chief Financial Officer
                                   The Dreyfus Trust Company+++          Treasurer                     3/99 - Present
                                                                         Director                      9/98 - Present
                                                                                                       3/97 - Present

                                   MBSC, LLC++                           Chief Financial Officer and   4/02 - Present
                                                                         Manager, Board of Managers
                                   Boston Safe Advisors, Inc. ++         Chief Financial Officer and   10/01 - Present
                                                                         Director

                                   Dreyfus Service Corporation++         Chief Financial Officer       12/98 - Present
                                                                         Director                      8/00 - Present

                                   Dreyfus Consumer Credit               Treasurer                     10/98 - Present
                                   Corporation ++

                                   Dreyfus Investment Advisors, Inc. ++  Treasurer                     10/98 - Present

                                   Dreyfus-Lincoln, Inc.                 Vice President                10/98 - Present
                                   c/o Mellon Corporation                Director                      2/02 - Present
                                   Two Greenville Center
                                   4001 Kennett Pike
                                   Suite 218
                                   Greenville, DE 19807

                                   The TruePenny Corporation++           Vice President                10/98 - Present
                                                                         Director                      2/02 - Present

                                   The Trotwood Corporation++            Vice President                10/98 - 7/99

                                   Trotwood Hunters Corporation++        Vice President                10/98 - 7/99

                                   Trotwood Hunters Site A Corp. ++      Vice President                10/98 - 7/99

                                   Dreyfus Transfer, Inc. ++             Chief Financial Officer       5/98 - Present

                                   Dreyfus Service                       Treasurer                     3/99 - Present
                                   Organization, Inc.++

                                   Dreyfus Insurance Agency of           Assistant Treasurer           5/98 - Present
                                   Massachusetts, Inc.++

MARY BETH LEIBIG                   None
Vice President -
Human Resources

ANGELA E. PRICE                    None
Vice President

THEODORE A. SCHACHAR               Lighthouse Growth Advisors LLC++      Assistant Treasurer           9/02 - Present
Vice President - Tax
                                   Dreyfus Service Corporation++         Vice President -Tax           10/96 - Present

                                   MBSC, LLC++                           Vice President -Tax           4/02 - Present

                                   The Dreyfus Consumer Credit           Chairman                      6/99 - Present
                                   Corporation ++                        President                     6/99 - Present

                                   Dreyfus Investment Advisors,          Vice President - Tax          10/96 - Present
                                   Inc.++

                                   Dreyfus Service Organization,         Vice President - Tax          10/96 - Present
                                   Inc.++
WENDY STRUTT                       None
Vice President

RAYMOND J. VAN COTT                Mellon Financial Corporation+         Vice President                7/98 - Present
Vice President -
Information Systems

JAMES BITETTO                      The TruePenny Corporation++           Secretary                     9/98 - Present
Assistant Secretary
                                   Dreyfus Service Corporation++         Assistant Secretary           8/98 - Present

                                   Dreyfus Investment                    Assistant Secretary           7/98 - Present
                                   Advisors, Inc.++

                                   Dreyfus Service                       Assistant Secretary           7/98 - Present
                                   Organization, Inc.++

                                   The Dreyfus Consumer Credit           Vice President and Director   2/02 - Present
                                   Corporation++

STEVEN F. NEWMAN                   Dreyfus Transfer, Inc. ++             Vice President                2/97 - Present
Assistant Secretary                                                      Director                      2/97 - Present
                                                                         Secretary                     2/97 - Present

                                   Dreyfus Service                       Secretary                     7/98 - Present
                                   Organization, Inc.++

*        The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**       The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***      The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
****     The address of the business so indicated is 2930 East Third Avenue, Denver, Colorado 80206.
+        The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++       The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++      The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.



Item 27.    Principal Underwriters
________    ______________________

      (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

1)   CitizensSelect Funds
2)   Dreyfus A Bonds Plus, Inc.
3)   Dreyfus Appreciation Fund, Inc.
4)   Dreyfus Balanced Fund, Inc.
5)   Dreyfus BASIC Money Market Fund, Inc.
6)   Dreyfus BASIC U.S. Mortgage Securities Fund
7)   Dreyfus BASIC U.S. Government Money Market Fund
8)   Dreyfus Bond Funds, Inc.
9)   Dreyfus California Intermediate Municipal Bond Fund
10)  Dreyfus California Tax Exempt Bond Fund, Inc.
11)  Dreyfus California Tax Exempt Money Market Fund
12)  Dreyfus Cash Management
13)  Dreyfus Cash Management Plus, Inc.
14)  Dreyfus Connecticut Intermediate Municipal Bond Fund
15)  Dreyfus Connecticut Municipal Money Market Fund, Inc.
16)  Dreyfus Fixed Income Securities
17)  Dreyfus Florida Intermediate Municipal Bond Fund
18)  Dreyfus Florida Municipal Money Market Fund
19)  Dreyfus Founders Funds, Inc.
20)  The Dreyfus Fund Incorporated
21)  Dreyfus GNMA Fund, Inc.
22)  Dreyfus Government Cash Management Funds
23)  Dreyfus Growth and Income Fund, Inc.
24)  Dreyfus Growth and Value Funds, Inc.
25)  Dreyfus Growth Opportunity Fund, Inc.
26)  Dreyfus Index Funds, Inc.
27)  Dreyfus Institutional Cash Advantage Funds
28)  Dreyfus Institutional Money Market Fund
29)  Dreyfus Institutional Preferred Money Market Funds
30)  Dreyfus Insured Municipal Bond Fund, Inc.
31)  Dreyfus Intermediate Municipal Bond Fund, Inc.
32)  Dreyfus International Funds, Inc.
33)  Dreyfus Investment Grade Funds, Inc.
34)  Dreyfus Investment Portfolios
35)  The Dreyfus/Laurel Funds, Inc.
36)  The Dreyfus/Laurel Funds Trust
37)  The Dreyfus/Laurel Tax-Free Municipal Funds
38)  Dreyfus LifeTime Portfolios, Inc.
39)  Dreyfus Liquid Assets, Inc.
40)  Dreyfus Massachusetts Intermediate Municipal Bond Fund
41)  Dreyfus Massachusetts Municipal Money Market Fund
42)  Dreyfus Massachusetts Tax Exempt Bond Fund
43)  Dreyfus Midcap Index Fund, Inc.
44)  Dreyfus Money Market Instruments, Inc.
45)  Dreyfus Municipal Bond Fund, Inc.
46)  Dreyfus Municipal Cash Management Plus
47)  Dreyfus Municipal Funds, Inc.
48)  Dreyfus Municipal Money Market Fund, Inc.
49)  Dreyfus New Jersey Intermediate Municipal Bond Fund
50)  Dreyfus New Jersey Municipal Money Market Fund, Inc.
51)  Dreyfus New York Municipal Cash Management
52)  Dreyfus New York Tax Exempt Bond Fund, Inc.
53)  Dreyfus New York Tax Exempt Intermediate Bond Fund
54)  Dreyfus New York Tax Exempt Money Market Fund
55)  Dreyfus U.S. Treasury Intermediate Term Fund
56)  Dreyfus U.S. Treasury Long Term Fund
57)  Dreyfus 100% U.S. Treasury Money Market Fund
58)  Dreyfus Pennsylvania Intermediate Municipal Bond Fund
59)  Dreyfus Pennsylvania Municipal Money Market Fund
60)  Dreyfus Premier California Municipal Bond Fund
61)  Dreyfus Premier Equity Funds, Inc.
62)  Dreyfus Premier Fixed Income Funds
63)  Dreyfus Premier International Funds, Inc.
64)  Dreyfus Premier GNMA Fund
65)  Dreyfus Premier Municipal Bond Fund
66)  Dreyfus Premier New Jersey Municipal Bond Fund, Inc.
67)  Dreyfus Premier New Leaders Fund, Inc.
68)  Dreyfus Premier New York Municipal Bond Fund
69)  Dreyfus Premier Opportunity Funds
70)  Dreyfus Premier State Municipal Bond Fund
71)  Dreyfus Premier Stock Funds
72)  The Dreyfus Premier Third Century Fund, Inc.
73)  Dreyfus Premier Value Equity Funds
74)  Dreyfus Premier Worldwide Growth Fund, Inc.
75)  Dreyfus Short-Intermediate Government Fund
76)  Dreyfus Short-Intermediate Municipal Bond Fund
77)  The Dreyfus Socially Responsible Growth Fund, Inc.
78)  Dreyfus Stock Index Fund, Inc.
79)  Dreyfus Tax Exempt Cash Management
80)  Dreyfus Treasury Cash Management
81)  Dreyfus Treasury Prime Cash Management
82)  Dreyfus Variable Investment Fund
83)  Dreyfus Worldwide Dollar Money Market Fund, Inc.
84)  General California Municipal Bond Fund, Inc.
85)  General California Municipal Money Market Fund
86)  General Government Securities Money Market Funds, Inc.
87)  General Money Market Fund, Inc.
88)  General Municipal Bond Fund, Inc.
89)  General Municipal Money Market Funds, Inc.
90)  General New York Municipal Bond Fund, Inc.
91)  General New York Municipal Money Market Fund
92)  Mellon Funds Trust



((b)

                                                                                                 None Positions
Name and principal                                                                               and Offices with
Business address                      Positions and offices with the Distributor                 Registrant
----------------                      ------------------------------------------                 ----------

Michael G. Millard *                  Chief Executive Officer and Chairman of the Board          None
J. David Officer *                    President and Director                                     None
J. Charles Cardona *                  Executive Vice President and Director                      None
Anthony DeVivio **                    Executive Vice President and Director                      None
James Neiland*                        Executive Vice President and Director                      None
Irene Papadoulis **                   Executive Vice President and Director                      None
Prasanna Dhore *                      Executive Vice President                                   None
Noreen Ross *                         Executive Vice President                                   None
Matthew R. Schiffman *                Executive Vice President and Director                      None
William H. Maresca *                  Chief Financial Officer and Director                       None
Ken Bradle **                         Senior Vice President                                      None
Stephen R. Byers *                    Senior Vice President                                      Executive Vice
                                                                                                 President
Lawrence S. Kash *                    Senior Vice President                                      None
Walter Kress *                        Senior Vice President                                      None
Matthew Perrone **                    Senior Vice President                                      None
Bradley J. Skapyak *                  Senior Vice President                                      None
Bret Young *                          Senior Vice President                                      None
Jane Knight *                         Chief Legal Officer and Secretary                          None
Stephen Storen *                      Chief Compliance Officer                                   None
Maria Georgopoulos *                  Vice President - Facilities Management                     None
William Germenis *                    Vice President                                             Anti-Money
                                                                                                 Laundering
                                                                                                 Compliance Officer
Tracy Hopkins *                       Vice President                                             None
Mary Merkle *                         Vice President - Compliance                                None
Paul Molloy *                         Vice President                                             None
James Muir *                          Vice President - Compliance                                None
Anthony Nunez *                       Vice President - Finance                                   None
Gary Pierce *                         Vice President - Finance                                   None
Theodore A. Schachar *                Vice President - Tax                                       None
William Schalda *                     Vice President                                             None
John Shea *                           Vice President - Finance                                   None
Susan Verbil *                        Vice President - Finance                                   None
William Verity *                      Vice President - Finance                                   None
James Windels *                       Vice President                                             Treasurer
James Bitetto *                       Assistant Secretary                                        None
Ronald Jamison *                      Assistant Secretary                                        None
Carlene Kim *                         Assistant Secretary                                        None


*   Principal business address is 200 Park Avenue, New York, NY 10166.
**  Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.






Item 28.       Location of Accounts and Records
-------        --------------------------------

               1.     Mellon Bank, N.A.
                      One Mellon Bank Center
                      Pittsburgh, Pennsylvania 15258

               2.     Boston Financial Services, Inc.
                      One American Express Plaza
                      Providence, Rhode Island 02903

               3.     The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

               4.     Founders Asset Management LLC
                      Founders Financial Center
                      2930 East Third Avenue
                      Denver, Colorado 80206

Item 29.       Management Services
-------        -------------------

               Not Applicable

Item 30.       Undertakings
-------        ------------




                                  SIGNATURES
                                 -------------



      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 26th day of August, 2003.



           DREYFUS PREMIER OPPORTUNITY FUNDS

           BY:  /s/STEPHEN E. CANTER*
                   -----------------------
                   Stephen E. Canter, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           Signatures                  Title                         Date
-------------------------------  -------------------------------     --------

/S/STEPHEN E. CANTER*            President (Principal Executive      8/26/03
-------------------------------  Officer)
Stephen E. Canter

/S/JAMES WINDELS*                Treasurer (Principal Financial      8/26/03
-------------------------------  and Accounting Officer)
James Windels

/S/JOSEPH S. DIMARTINO*          Chairman of the Board               8/26/03
--------------------------
Joseph S. DiMartino

/S/CLIFFORD L. ALEXANDER JR.*    Board Member                        8/26/03
-------------------------------
Clifford L. Alexander Jr.

/S/LUCY WILSON BENSON*           Board Member                        8/26/03
--------------------------
Lucy Wilson Benson

/S/DAVID W. BURKE*               Board Member                        8/26/03
--------------------------
David W. Burke

/S/WHITNEY I. GERARD*            Board Member                        8/26/03
--------------------------
Whitney I. Gerard

/S/ARTHUR A. HARTMAN*            Board Member                        8/26/03
--------------------------
Arthur A. Hartman

/S/GEORGE L. PERRY*              Board Member                        8/26/03
-------------------------------
George L. Perry



*BY:  /S/ JEFF PRUSNOFSKY
      Jeff Prusnofsky
      Attorney-in-Fact



                           EXHIBIT INDEX


Exhibits

      (d)(2)    Sub-Investment Advisory Agreement.

      (j)       Consent of Independent Auditors.

      (o)       Rule 18f-3 Plan.